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                                                              S&S PROGRAM
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MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 2001


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

                           UNDERSTANDING YOUR REPORT

                                                      PAGE
--------------------------------------------------------------------------------

A LETTER FROM THE PRESIDENT .........................    1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your
   Funds' results in 2001

   S&S PROGRAM MUTUAL FUND ..........................    3

   S&S LONG TERM INTEREST FUND ......................    8

NOTES TO PERFORMANCE ................................   18

NOTES TO SCHEDULES OF INVESTMENTS ...................   19

FINANCIAL STATEMENTS
   Financial Highlights .............................   20
   Notes to Financial Highlights ....................   21
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets ............   22

NOTES TO FINANCIAL STATEMENTS .......................   25

INDEPENDENT AUDITORS' REPORT ........................   30

TAX INFORMATION .....................................   31

ADDITIONAL INFORMATION ..............................   32

GE S&S PROGRAM
SUPPLEMENTARY INFORMATION ...........................   34

SCHEDULES OF INVESTMENTS

   S&S SHORT TERM INTEREST FUND .....................   35

   S&S MONEY MARKET FUND ............................   37

SUPPLEMENTAL INFORMATION* ...........................   38
   Illustrations of the relative market value of investments offered under the S&S
   Program based on historical earnings.

DISCLOSURE STATEMENT ................................   42


Information about the S&S Program investment alternatives.

S&SMUTUAL FUNDS'
INVESTMENT TEAM .....................................   56

SHAREHOLDER SERVICES ................... INSIDE BACK COVER
   How you can obtain more information

* THE SUPPLEMENTAL INFORMATION PART OF THIS DOCUMENT CONSTITUTES PART
  OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                             HIGHLY RATED S&S FUNDS

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 2001
--------------------------------------------------------------------------------

                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
S&S PROGRAM MUTUAL -- (Domestic Equity)
--------------------------------------------------------------------------------
     Overall               4811                 ****
     3 year                4811                 ***
     5 year                3160                 ****
     10 year                895                 ****

--------------------------------------------------------------------------------
S&S LONG TERM INTEREST -- (Taxable Bond)
--------------------------------------------------------------------------------
      Overall               1836                ****
      3 year                1836                ****
      5 year                1360                ****
      10 year                445                ****
--------------------------------------------------------------------------------

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 2001. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------

DATA PROTECTION AND PRIVACY STATEMENT
In order to provide you with additional S&SP and general investment education and to offer certain financial products and services to help you reach your investment goals, information related to your participation in the S&SP may be provided to certain GE financial services businesses in accordance with GE's privacy policies. If you do not want information relating to your participation in the S&SP to be used in this manner, please send a letter or e-mail including your name, social security number and the subject line "Data Protection and Privacy" to: Opt-Out, 3003 Summer Street, P.O. Box 7900, Stamford, CT 06904-7900 or ams.optout@gecapital.com.

--------------------------------------------------------------------------------

                                                     A LETTER FROM THE PRESIDENT

DEAR SHAREHOLDER:

Attached is the annual report for the S&S Funds, for the fiscal year ended December 31, 2001. I invite you to read this letter to help you better understand what happened in the investment markets in the past year and the outlook going forward. It will also provide you with some perspective on how to stay on track to meet your investment goals in today's challenging environment. To find out specific information about a particular Fund's performance, please take a few minutes to review the portfolio manager's commentary and the fund specific data included in this report.

                                 MARKET OVERVIEW

The year 2001 was one that many of us would soon like to forget, and yet never will. The date of September 11th will forever go down in history as one of the most tragic in U.S. history, as America came to grips with a massive and deadly terrorist attack on the heart of our business and political capitals. This stunning event had a significant impact on our country in many ways, not the least of which was economically. That, in turn, affected investment markets throughout the world.

While the attacks were the final touches that assured that the U.S. economy would sink into a recession, much had happened before that to send the economy spiraling downward. Going into the latter months of 2000, it became clear that the nation's economy was slowing. Of particular note, business spending dropped dramatically, particularly involving investments in technology. That had a particularly negative impact on what had been high-flying technology stocks. Other growth stocks tended to lag the market as well. By contrast, investors seemed to have a renewed appetite for stocks of companies in more traditional industries that offered attractive values and demonstrable earnings growth.

After September 11th, consumer spending, up to that point the economy's strong suit, also dropped off, but only temporarily. However, selected industries paid a particularly dear price, most notably the travel and leisure, and insurance industries. Toward the end of September, equity markets reached their low point for the year. In the fourth quarter, more encouraging signs about the economy led to a sharp rebound in stocks, particularly those in the technology sector. Investor enthusiasm finally appeared to be returning to the equity markets. Still, by year's end, stocks had suffered their second straight year of negative returns, the first time that's happened since 1974. The Standard & Poor's 500 stock index dropped by nearly 12%, while the Dow Jones Industrial Average declined about 5.5%.

In an effort to boost a slowing economy, the Federal Reserve (the Fed) took aggressive action, beginning in January 2001 and continuing right through to December. In total, the Fed cut interest rates 11 times. This led to a dramatic decline in yields on short-term debt securities, although the longer-end of the market, while experiencing periods of fluctuation, did not change in dramatic fashion. The yield on 3-month U.S. Treasury Bills fell 4.2% during the year, while yields on 30-year Treasury Bonds ended the year virtually where they began. Toward the end of the 2001, what had been a general rally in the bond market throughout the year fizzled, and interest rates moved higher on longer-term bonds in anticipation of better economic times ahead.

Markets outside of the U.S. were also affected by negative economic trends. Europe found itself in a slower growth mode for much of the year, and Japan continued what has been a decade-long economic struggle, despite promises that the new government would implement much-needed economic reforms. For most of the year, emerging markets suffered as investors shied away from riskier types of investments. However, emerging markets rallied sharply in the fourth quarter, amid improved economic expectations. Stock markets in developed nations also saw improvements as the year came to a close.

                                 MARKET OUTLOOK

It appears that the difficulties many companies faced trying to improve their profit margins in the past two years may be coming to an end. The U.S. economy, while certainly not appearing to be on a rapid ascent, does seem to be enjoying modest improvement. As 2001 came to an end, it appeared the recession was beginning to fade and that the U.S. was on the verge of a positive economic cycle. While expectations are modest, such an environment should create improved prospects for investors in 2002.

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                                         A LETTER FROM THE PRESIDENT (CONTINUED)

Within U.S. equity markets, we anticipate that the best opportunities lie in high-quality companies with sustainable franchises. They should be among the first to benefit from better economic times. And since we can expect the markets to remain volatile, these companies are likely to be able to withstand the ups-and-downs better than most. Foreign equity markets also may offer better potential, but not without significant fluctuation. In the bond market, it appears that with the economy back on track, interest rates have likely reached their low points for the current cycle. Still, with the continuation of a low inflation environment, we don't anticipate that rates will move dramatically higher.
                                 FUND HIGHLIGHTS

Although 2001 was one of the most challenging years in the investment markets in recent times, the GE Mutual Funds family is proud to recognize the outstanding performance generated by two of our Funds.

The GE S&S PROGRAM MUTUAL FUND and GE S&S LONG TERM INTEREST FUND performed within the top 20% of their competitive groups for the one-year and five-year periods ending at the same point. This level of performance has proved critical in helping our shareholders achieve their goals. Please see Highly Rated S&S Funds on the inside of the front cover.

                          STAY FOCUSED ON THE LONG TERM

While most of us may be happy to put 2001 behind us, it is just as important to remember a lesson that is vital to investment success -- stay focused on what you are trying to accomplish in your investment portfolio over the long term. Setbacks like those we've experienced in recent times are commonplace in the investment markets. Those who pull money out of the market after a significant downturn often do themselves a disservice. Because sooner or later, and often without warning, the markets often recover lost ground. The fourth quarter of 2001 is a perfect example of this. Just when America had reached a low point and expectations were minimal, the stock market recorded an impressive short-term rally. Those who stayed invested benefited. Those who became discouraged and pulled money out of the market missed the rally.

Now may be a good time to closely examine your portfolio and your objectives and determine if you are comfortable with your current allocation. Chances are, if your situation hasn't changed dramatically, your portfolio shouldn't be altered in any significant way either. While markets will endure difficult periods from time to time, we remain excited about the long-term prospects for American business and what that will mean for our investors.

All of us at the GE Mutual Funds family wish to extend a special thanks to you for continuing to share your trust in our investment professionals. While these can be difficult and distracting times, it is more important than ever for you to make the most of your investment portfolio. To find other services that can help you, I encourage you to check out our website at www.gefn.com/mutual funds. We look forward to continuing to be your partner as you pursue your financial goals.


Sincerely,


/S/ JOHN MYERS


John Myers
President and Chief Executive Officer - GE Asset Management
January 19, 2002


JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                      GE S&S PROGRAM MUTUAL FUND

  Q&A

GENE BOLTON IS RESPONSIBLE FOR MANAGING GEAM'S U.S. EQUITY OPERATION AND ALSO PERSONALLY MANAGES THE US EQUITY SELECT STRATEGY. GENE JOINED GE IN 1964 AND, AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. HIS EXPERIENCE INCLUDES ASSIGNMENTS WITH GE'S MEDICAL SYSTEMS AND MAJOR APPLIANCE BUSINESSES AS WELL AS CORPORATE FINANCE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND MANAGED A GE PENSION FUND PORTFOLIO THROUGH 1991 WHEN HE WAS NAMED TO HIS PRESENT POSITION. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A TRUSTEE OF RENSSELAER POLYTECHNIC INSTITUTE AND CHAIRMAN OF THEIR INVESTMENT COMMITTEE, A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, AND A PAST MEMBER OF THE NEW YORK STOCK EXCHANGE PENSION ADVISORY COMMITTEE. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A BA DEGREE IN BUSINESS AND MANAGEMENT.


Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?


A. The GE S&S Program Mutual Fund declined 8.73% during the year ended December 31, 2001. That exceeded the performance of both its benchmark, the S&P 500 Index, which fell 11.91% and our Lipper peer group of 720 Large Cap Value funds, which lost an average of 13.77% during the same period.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE YEAR ENDED
   DECEMBER 31, 2001?

A. Performance was driven by strong stock selection, particularly in the technology sector. Also, because we were concerned that valuations were too high, the Fund was underweight in technology versus the benchmark by about 2.5%. Technology stocks as a group had the weakest performance of any sector in the S&P 500 in 2001. While the S&P 500's technology sector lost nearly 25%, the Fund's technology stocks posted a positive 6.1% return. Good stock selection within the Fund was also evident in the financial and utilities sectors.


Q. WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Leading performers were First Data and Equifax in the services industry, with returns of 49% and 44%, respectively. In addition to being overweight in services stocks within technology, the Fund also benefited from having almost no exposure to the communications equipment industry which was down 58%. Other large holdings in the Fund that outperformed the S&P 500 included Fannie Mae, Verizon, Lowes and General Mills.

   On the negative side, the Fund experienced relative weakness in the consumer cyclical and energy sectors. Within consumer cyclicals, Liberty Media and Disney in the entertainment industry were down 20% and 28%, respectively. Other underperforming stocks in the sector included CVS (drug stores) and Interpublic Group (advertising), which were down 50% and 30%, respectively. In the energy sector, an overweight in drilling and equipment stocks detracted from results as the industry declined 30% over this period. Energy has been volatile all year due to fluctuating commodity prices, and we anticipate continued cyclical volatility although the longer-term outlook appears positive for energy stocks.


Q. HOW HAVE THE EVENTS OF SEPTEMBER 11, 2001 AFFECTED THE FUND?

A. The Fund has held up well in this environment due to its broad diversification, style neutrality and solid stock selection. The Fund did not have significant exposure to several of the industries hit hardest in the wake of the terrorist attacks in September, including airlines and travel/leisure stocks. We maintained our investment discipline of taking a long-term view during this crisis and opportunistically added to core positions during the market pullback.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned for a modest recovery in the economy and the market over the next 12-18 months. Over the near term, we remain cautious on valuations for the market, particularly in the technology sector, as these stocks have risen sharply in the last several months and earnings may not recover as quickly as expected. We continue to focus on long-term leaders in each sector with particular emphasis on companies with good quality earnings and solid management.

  [PHOTO OMITTED]

                                                      GE S&S PROGRAM MUTUAL FUND

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                  [S&S PROGRAM MUTUAL FUND LINE GRAPH OMITTED]
                              PLOT POINTS FOLLOWS:

             GE S&S PROGRAM MUTUAL FUND            S&P 500 INDEX
'91                 $10,000.00                      $10,000.00
'92                  10,813.51                       10,772.12
'93                  12,053.67                       11,850.80
'94                  11,841.37                       12,005.12
'95                  16,195.05                       16,506.40
'96                  19,928.33                       20,321.66
'97                  26,519.54                       27,086.69
'98                  32,825.29                       34,860.04
'99                  39,304.77                       42,204.30
'00                  39,329.44                       38,328.48
'01                  35,894.45                       33,762.80

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund       (8.73%)   12.49%   13.63%

S&P 500 Index       (11.91%)   10.69%   12.94%


                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S. companies.

                         *LIPPER PERFORMANCE COMPARISON

                     BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01
                           LARGE CAP VALUE PEER GROUP

                                                   ONE      FIVE     TEN
                                                   YEAR     YEAR     YEAR

   Fund's rank in peer group: ..................     64       12       14

   Number of Funds in peer group: ..............    720      329      102

   Peer group average annual total return: ..... (13.77%)   8.19%   11.01%

   Lipper categories in peer group: ............ LARGE CAP VALUE

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2001
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------
Citigroup Inc.                           5.04%
--------------------------------------------------------------------------------
ExxonMobil Corp.                         3.34%
--------------------------------------------------------------------------------
Microsoft Corp.                          3.31%
--------------------------------------------------------------------------------
First Data Corp.                         2.96%
--------------------------------------------------------------------------------
Johnson & Johnson                        2.82%
--------------------------------------------------------------------------------
Fannie Mae                               2.50%
--------------------------------------------------------------------------------
Cardinal Health Inc.                     2.37%
--------------------------------------------------------------------------------
Pfizer Inc.                              2.35%
--------------------------------------------------------------------------------
American International Group Inc.        2.25%
--------------------------------------------------------------------------------
Merck & Co. Inc.                         1.97%
--------------------------------------------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001

GE S&S PROGRAM MUTUAL FUND

MARKET VALUE OF $4,015,896

[S&S PROGRAM MUTUAL FUND PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

CONSUMER STABLE 21.8%
FINANCIAL 20.6%
TECHNOLOGY 16.5%
CONSUMER CYCLICAL 11.5%
ENERGY 8.6%
CAPITAL GOODS 8.2%
UTILITIES 7.0%
SHORT TERM 3.3%
BASIC MATERIALS 2.0%
TRANSPORTATION 0.5%


                                    NUMBER
                                 OF SHARES       VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.0%

Alcoa Inc. ....................    228,616 $     8,127
Barrick Gold Corp. ............    667,655      10,649
Bowater Inc. ..................    160,496       7,656
Rohm & Haas Co. ...............    387,733      13,427
The Dow Chemical Co. ..........    184,969       6,248
Weyerhaeuser Co. ..............    639,728      34,597
                                                80,704

CAPITAL GOODS -- 8.3%

Deere & Co. ...................     58,375       2,549
Dover Corp. ...................  1,235,896      45,815
Eaton Corp. ...................    106,513       7,926
Emerson Electric Co. ..........    700,713      40,011
General Dynamics Corp. ........    366,200      29,164
Honeywell International Inc. ..    108,289       3,662
Minnesota Mining &
   Manufacturing Co. ..........    310,780      36,737
Molex Inc. (Class A) ..........  1,525,605      41,268
Northrop Grumman Corp. ........     92,856       9,361
Tyco International Ltd. .......    636,110      37,467
United Technologies Corp. .....    800,192      51,716
Waste Management Inc. .........    765,076      24,413
                                               330,089

                                    NUMBER
                                 OF SHARES       VALUE
--------------------------------------------------------------------------------

CONSUMER - CYCLICAL -- 11.6%

Carnival Corp. ................    785,859  $   22,067
Catalina Marketing Corp. ......    756,633      26,255 (a)
Charter Communications Inc.
   (Class A) ..................    370,714       6,091 (a,k)
Comcast Corp. (Class A) .......  1,555,481      55,997 (a)
CVS Corp. .....................    166,513       4,929
Federated Department
   Stores Inc. ................    247,448      10,121 (a)
Gannett Co. Inc. ..............    142,322       9,568
Gemstar-TV Guide
   International Inc. .........     92,225       2,555 (a)
Home Depot Inc. ...............  1,143,881      58,349
Liberty Media Corp.
   (Class A) ..................  4,678,132      65,494 (a)
Lowes Cos. Inc. ...............    450,480      20,907
Omnicom Group Inc. ............     68,844       6,151
Safeway Inc. ..................    472,172      19,713 (a)
Target Corp. ..................  1,248,629      51,256
The Interpublic Group of
   Cos. Inc. ..................    555,946      16,423 (k)
Tribune Co. ...................    250,134       9,362
Viacom Inc. (Class B) .........    749,830      33,105 (a)
Wal-Mart Stores Inc. ..........    740,725      42,629
                                               460,972

CONSUMER - STABLE -- 22.1%

Abbott Laboratories ...........    549,555      30,638
American Home Products Corp. ..    485,051      29,763
Anheuser Busch Cos. Inc. ......    548,873      24,815
Apogent Technologies Inc. .....    676,748      17,460 (a)
Avon Products Inc. ............    259,383      12,061
Baxter International Inc. .....    309,797      16,614
Bristol-Myers Squibb Co. ......    999,892      50,994
Cardinal Health Inc. ..........  1,474,281      95,327
Colgate-Palmolive Co. .........    219,521      12,677
DENTSPLY International Inc. ...    233,809      11,737
Eli Lilly & Co. ...............    229,912      18,057 (k)
Energizer Holdings Inc. .......    125,348       2,388 (a)
General Mills Inc. ............    589,069      30,637
IMS Health Inc. ...............    242,252       4,726
Johnson & Johnson .............  1,915,937     113,232
Kimberly Clark Corp. ..........    555,718      33,232
Lincare Holdings Inc. .........    978,102      28,023 (a)
Medtronic Inc. ................    207,221      10,612
Merck & Co. Inc. ..............  1,345,880      79,138
Pepsico Inc. ..................    869,640      42,343


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

           GE S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                    NUMBER
                                 OF SHARES       VALUE
--------------------------------------------------------------------------------

Pfizer Inc. ...................  2,367,273 $    94,336
Pharmacia Corp. ...............    629,291      26,839
Philip Morris Cos. Inc. .......    638,537      29,277
Procter & Gamble Co. ..........    209,665      16,591
Sybron Dental Specialties Inc..    196,140       4,233 (a)
Tenet Healthcare Corp. ........    117,554       6,903 (a)
The Coca-Cola Co. .............    170,790       8,053
The Gillette Co. ..............    376,043      12,560
UnitedHealth Group Inc. .......    187,697      13,283
                                               876,549

ENERGY -- 8.7%

Anadarko Petroleum Corp. ......    300,705      17,095
Baker Hughes Inc. .............    959,553      34,995
BP p.l.c. ADR .................    350,077      16,282
Burlington Resources Inc. .....    687,787      25,820
ChevronTexaco Corp. ...........    363,703      32,591
Conoco Inc. (Class B) .........    694,933      19,667
ExxonMobil Corp. ..............  3,417,309     134,300
Nabors Industries Inc. ........    861,839      29,587 (a)
PanCanadian Energy Corp. ......    586,365      15,246
Royal Dutch Petroleum Co.
   ADR ........................    162,368       7,959
Schlumberger Ltd. .............    120,822       6,639
Transocean Sedco Forex Inc. ...    141,932       4,800
 ..............................                344,981

FINANCIAL -- 20.9%

AFLAC Inc. ....................    200,686       4,929
American Express Co. ..........    985,071      35,157
American International
   Group Inc. .................  1,136,257      90,219
Bank of America Corp. .........    802,278      50,503
Bank One Corp. ................    495,891      19,365
Berkshire Hathaway Inc.
   (Class B) ..................      7,794      19,680 (a)
Chubb Corp. ...................     49,206       3,395
Citigroup Inc. ................  4,011,515     202,501
Fannie Mae ....................  1,263,414     100,441
Fidelity National Financial
   Inc. .......................    292,262 7,248
FleetBoston Financial Corp. ...    700,929      25,584
Freddie Mac ...................    258,489      16,905
Goldman Sachs Group Inc. ......     97,439       9,037 (k)
Hartford Financial Services
   Group Inc. .................    836,481      52,556
J.P. Morgan Chase & Co. .......    308,959      11,231
Lehman Brothers Holdings Inc. .     99,011       6,614
Lincoln National Corp. ........    151,976       7,381

                                    NUMBER
                                 OF SHARES       VALUE
--------------------------------------------------------------------------------

Loews Corp. ...................    210,146 $    11,638
Marsh & McLennan Cos. Inc. ....    384,486      41,313
Morgan Stanley,
   Dean Witter & Co. ..........    296,571      16,590 (k)
PNC Financial Services Group ..    246,842      13,872
State Street Corp. ............    351,363      18,359 (e)
The St. Paul Cos. Inc. ........    185,391       8,152
U.S. Bancorp ..................    160,419       3,358
Washington Mutual Inc. ........    499,236      16,325
Wells Fargo & Co. .............    834,927      36,278
                                               828,631

TECHNOLOGY -- 16.6%

Analog Devices Inc. ...........    334,910      14,867 (a)
Applied Materials Inc. ........    627,486      25,162 (a)
Automatic Data Processing Inc..    733,252      43,188
Certegy Inc. ..................    589,069      20,158 (a)
Cisco Systems Inc. ............  1,292,445      23,406 (a)
Convergys Corp. ...............    401,643      15,058 (a)
Dell Computer Corp. ...........  1,261,271      34,281 (a)
Electronic Data Systems Corp. .    284,254      19,486
EMC Corp. .....................     83,132       1,117 (a)
Equifax Inc. ..................  1,161,902      28,060
First Data Corp. ..............  1,515,166     118,865
Intel Corp. ...................  2,256,543      70,968
International Business
   Machines Corp. .............    436,109      52,752
Intuit Inc. ...................    481,207      20,586 (a)
Microsoft Corp. ...............  2,004,432     132,794 (a)
PerkinElmer Inc. ..............     77,936       2,729
Pitney Bowes Inc. .............    203,284       7,645
Texas Instruments Inc. ........    818,179      22,909
Unisys Corp. ..................    516,978       6,483 (a)
                                               660,514

TRANSPORTATION -- 0.5%

Burlington Northern
   Santa Fe Corp. .............    701,409      20,011

UTILITIES -- 7.1%

AT&T Corp. ....................  1,197,575      21,724
Constellation Energy
   Group Inc. .................     32,474         862
Dominion Resources Inc. .......    357,858      21,507
Duke Energy Corp. .............  1,506,013      59,126
Entergy Corp. .................    187,047       7,315
SBC Communications Inc. .......    941,732      36,888

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                    NUMBER
                                 OF SHARES       VALUE
--------------------------------------------------------------------------------
Sprint Corp. (FON Group) ......   480,608  $     9,651
Sprint Corp. (PCS Group) ......   973,556       23,765(a,k)
Verizon Communications ........ 1,007,323       47,808
Vodafone Group PLC ADR ........ 1,684,197       43,250 (k)
Xcel Energy Inc. ..............   336,425        9,332
                                               281,228
TOTAL INVESTMENTS IN SECURITIES
   (COST $3,469,031) ..........              3,883,679

                                PRINCIPAL
                                   AMOUNT        VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.3%

State Street Bank and Trust Co.
   1.55% dated 12/31/01,
   to be repurchased at
   $90,813 on 01/02/02,
   collateralized by $71,835
   U.S. Treasury Bond, 10.375%
   maturing 11/15/12
   (value $92,626) ............   $90,805       90,805

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

State Street Navigator Securities
   Lending Prime Portfolio        41,412         41,412(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $132,217)                             132,217

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (1.1)%                          (43,170)
                                            ----------

NET ASSETS-- 100%                           $3,972,726
                                            ==========

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                  GE S&S LONG TERM INTEREST FUND

  Q&A

ROBERT MACDOUGALL IS CHIEF INVESTMENT OFFICER AND LEAD PORTFOLIO MANAGER FOR GE ASSET MANAGEMENT'S FIXED INCOME INVESTMENT TEAM. BOB JOINED GEAM IN 1986 AS VICE PRESIDENT. HE BECAME A SENIOR VICE PRESIDENT IN 1993 AND EXECUTIVE VICE PRESIDENT IN 1997. BOB HAS OVER TWENTY-EIGHT YEARS OF INVESTMENT EXPERIENCE. PRIOR TO JOINING GEAM, BOB HELD A VARIETY OF FINANCIAL MANAGEMENT POSITIONS WITHIN GE'S CORPORATE TREASURY AND FINANCIAL PLANNING DEPARTMENTS. BOB RECEIVED BOTH HIS MASTERS AND BACHELORS IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. HOW DID THE GE S&S LONG TERM INTEREST FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE YEAR ENDED DECEMBER 31, 2001?

A. The GE S&S Long Term Interest Fund gained 8.26% during the year ended December 31, 2001. This performance was comparable to that of its benchmark, the Lehman Brothers Aggregate Bond Index which gained 8.44% during the same period. The Fund's performance exceeded that of our Lipper peer group of 140 Intermediate U.S. Government funds which rose by 6.99%.

  [PHOTO OMITTED]


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE YEAR ENDED DECEMBER 31, 2001.

A. The U.S. fixed income market followed up strong performance in 2000 with another solid year of total returns. For the second consecutive year, positive bond returns stood out in comparison to the negative returns generated by both domestic and international equity markets.

   The year began with a surprise move by the Federal Reserve (the Fed) to lower its federal funds rate by 50 basis points on January 3rd. With what would be the first of eleven such easings of monetary policy, the bond market rally was off and running. By year's end, the Fed had reduced the overnight bank lending rate eleven times and 475 basis points (or 4.75%) to 1.75%. Yields along the entire maturity spectrum for U.S. Treasury securities dropped, particularly on the shorter end, as bond investors continued to price in further Fed easing to fight off a slowing of the economy. The prospect that these timely central bank moves would stave off recession attracted investors toward corporate bonds, narrowing their yield differentials to U.S. Treasuries. But in fact, a recession did indeed set in during the third quarter with falling employment and consumer confidence, exacerbated by the tragedy of September 11th. The Fed immediately rushed in to supply liquidity to the financial markets, and the difference in yields between short- and long-term bonds grew even wider. Long maturity U.S. Treasuries enjoyed a surprise rally in late October when the Treasury announced the suspension of 30-year bond issuance. Although economic activity remained negative in the fourth quarter, investors saw signs of a bottoming in consumer confidence and lower unemployment claims, subsequently pushing yields higher in November and December.

                                                  GE S&S LONG TERM INTEREST FUND


For the year, yields on 2-, 5- and 10-year notes fell 207, 67 and 6 basis points, respectively, while the 30-year bond yield inched up 1 basis point. 2-, 5-, 10- and thirty-year ended 2001 with their yields standing at 3.02%, 4.30%, 5.05% and 5.47%, respectively. Corporate bonds performed the best during the year on a duration-adjusted basis, generating 254 basis points of excess returns above U.S. Treasuries. The volatility in the market for mortgage-backed securities and the plummet in refinancings activity caused by the sharp increase in interest rates in November, drove down the performance of mortgage-backed securities. Asset-backed and commercial mortgage-backed sectors performed well in 2001, producing excess returns of 129 and 120 basis points, respectively.


Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. 2001 was a year where many corporations saw their bond credit ratings reduced, due in large part to weakness in the economy. While our overall credit quality remains high, we were not immune to difficulties encountered by certain individual securities, which underperformed the market as a whole because of real or perceived credit concerns. Good security selection in mortgage-backed securities and a heavier-than-average weighting in the commercial mortgage-backed sector benefited relative return.


Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Economic conditions, not surprisingly, should drive fixed income returns in 2002. However, the market's increased sensitivity to geopolitical risks, e.g., the war against terrorism, Middle East tensions and other cross-border conflicts, could cause short-term consternation. Although we believe economic recovery will materialize in 2002, we do not share the markets enthusiasm for the timing nor its current predictions for Fed tightening. Subsequently, with the recent backup in yields and a friendly inflation outlook, our core fixed income portfolios begin 2002 positioned somewhat more aggressively than our competitors. Non-U.S. Treasury bonds continue to offer very attractive yields relative to Treasury securities. We maintain our overweight position in commercial mortgage-backed securities, offsetting a slight underweight in corporate bonds, preferring to accept credit risk in high quality, commercial mortgage collateral rather than in corporate balance sheets. We foresee continued diversification into commercial mortgage-backed securities from corporate investors looking to avoid event risk and mortgage-backed securities investors wanting to avoid duration shortening and/or extension risk. We moved from a neutral to overweight position in residential mortgage-backed securities. Our selection continues to favor securities whose price action should benefit from a slower refinancing environment. We believe collateralized mortgage obligations (CMO's) will be a good source of incremental value in 2002. We believe corporate bond investors will continue to face negative credit surprises, hence, we continue to emphasize securities with liquidity and diversification within our corporate bond holdings to complement our credit research process. In summary, taking advantage of yield differentials in non-treasury sectors will be key to portfolio performance in 2002.

                                                  GE S&S LONG TERM INTEREST FUND

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

[GE S&S LONG TERM INTEREST FUND LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

      GE S&S LONG TERM INTEREST FUND          LB AGGREGATE
'91            $10,000.00                      $10,000.00
'92             10,691.68                       10,740.26
'93             11,739.95                       11,787.34
'94             11,446.29                       11,443.61
'95             13,545.00                       13,557.67
'96             14,117.52                       14,049.89
'97             15,462.99                       15,406.27
'98             16,776.41                       16,744.53
'99             16,621.52                       16,607.01
'00             18,464.62                       18,537.75
'01             19,989.48                       20,102.98

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------
GE S&S Long Term
  Interest Fund      8.26%      7.20%    7.17%


LB Aggregate         8.44%      7.43%    7.23%


                               INVESTMENT PROFILE

A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade debt securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/01
                     INTERMEDIATE U.S. GOVERNMENT PEER GROUP

                                                 ONE     FIVE     TEN
                                                 YEAR    YEAR     YEAR

   Fund's rank in peer group: ................     14      12        3

   Number of Funds in peer group: ............    140      93       29

   Peer group average annual total return: ...   6.99%   6.30%    6.03%

   Lipper categories in peer group: ..........   INTERMEDIATE U.S. GOVERNMENT,
                                                 INTERMEDIATE U.S. TREASURY

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                     QUALITY RATINGS AS OF DECEMBER 31, 2001
                             AS A % OF MARKET VALUE
--------------------------------------------------------------------------------

                                 PERCENTAGE OF
MOODY'S RATING+                   MARKET VALUE
--------------------------------------------------------------------------------
Aaa                                     80.24%
--------------------------------------------------------------------------------
Aa                                       4.54%
--------------------------------------------------------------------------------
A                                        6.91%
--------------------------------------------------------------------------------
Baa                                      7.77%
--------------------------------------------------------------------------------
Ba                                       0.49%
--------------------------------------------------------------------------------
Other                                    0.05%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICES, INC. IS A NATIONALLY RECOGNIZED
STATISTICAL RATING ORGANIZATION.


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

GE S&S LONG TERM INTEREST FUND

[GE S&S LONG TERM INTEREST PIE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

MARKET VALUE OF $3,030,489

ASSET-BACKED  47.5%
CORPORATE NOTES 18.8%
U.S. TREASURIES 14.7%
SHORT TERM & OTHER 11.3%
FEDERAL AGENCIES 7.7%


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 110.7%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 18.3%

U.S. Treasury Bonds
9.125%     05/15/09 ...........  $ 31,125  $    34,953(h)
7.25%      05/15/16 ...........    31,125       35,983(h)
8.125%     08/15/19 ...........    63,125       79,705(h)
6.875%     08/15/25 ...........    31,470       35,886(h)
5.375%     02/15/31 ...........    31,910       31,446(k)
                                               217,973
U.S. Treasury Notes
3.00%      11/30/03 ...........    14,600       14,611(k)
4.625%     05/15/06 ...........   111,690      113,208(k)
3.50%      01/15/11 ...........    59,837       59,650(h)
5.00%      02/15/11 ...........    19,615       19,541(k)
5.00%      08/15/11 ...........    20,825       20,760(k)
                                               227,770
TOTAL U.S. TREASURIES
   (COST $447,209) ............                445,743

FEDERAL AGENCIES -- 9.5%

Federal Home Loan Mortgage Corp.
5.00%      05/15/04 ...........    22,055       22,717(h,k)
5.25%      12/20/04 ...........    17,370       17,728(h)
5.50%      09/15/11 ...........    19,960       19,558(k)
6.00%      06/15/11 ...........    60,860       61,849
                                               121,852

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
3.50%      09/15/04 ...........  $    630 $        624
4.375%     10/15/06 ...........    13,035       12,768(k)
5.25%      08/14/06 ...........    38,905       39,321
5.50%      02/15/06 ...........    10,760       11,086
6.25%      07/19/11 ...........    10,235       10,541
6.50%      08/15/04 ...........     5,000        5,328
7.125%     01/15/30 ...........    27,580       30,605(h)
                                               110,273
TOTAL FEDERAL AGENCIES
   (COST $231,087) ............                232,125

AGENCY MORTGAGE-BACKED -- 33.4%

Federal Home Loan Mortgage Corp.
6.00%      06/01/29 - 05/01/31      9,666        9,467
6.50%      07/01/29 - 09/01/29      3,374        3,384
7.00%      02/01/30 - 07/01/31      2,100        2,141
7.50%      11/01/09 - 09/01/31     37,458       38,992
8.00%      06/01/30 - 08/01/31      4,140        4,343
8.50%      04/01/30 - 06/01/31      5,261        5,593
9.00%      05/01/16 - 11/01/16      1,801        1,936
                                                65,856
Federal National Mortgage Assoc.
5.50%      01/01/14 - 03/01/16     65,385       64,834
6.00%      01/01/14 - 07/01/15      7,804        7,878
6.50%      01/01/14 - 07/01/30      6,306        6,429
7.00%      08/01/13 - 10/01/31     17,949       18,334
7.50%      12/01/09 - 10/01/31     66,107       68,636
8.00%      12/01/11 - 09/01/31     54,805       57,672
8.50%      04/01/30 - 08/01/31     28,477       30,258
9.00%      02/01/09 - 12/01/22     22,232       23,919
6.00%      TBA ................    12,617       12,337(c)
6.50%      TBA ................   187,452      187,452(c)
7.00%      TBA ................    68,499       69,784(c)
7.50%      TBA ................    57,883       59,728(c)
                                               607,261
Government National Mortgage Assoc.
6.375%     05/20/21 - 04/20/24        205          209
6.50%      01/15/24 - 04/15/28     35,217       35,446
6.75%      08/20/23 - 09/20/24        187          191
7.00%      03/15/12 - 04/15/28     32,790       33,940
7.50%      02/15/22 - 10/15/28     22,366       23,209
7.625%     11/20/21 - 10/20/25        124          127
8.00%      10/15/29 - 06/15/30        392          408
8.50%      10/15/17 ...........     5,486        5,933
9.00%      11/15/16 - 12/15/21     14,443       15,750
6.50%      TBA ................    12,845       12,889(c)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

7.00%      TBA ................   $ 9,495   $    9,697(c)
8.00%      TBA ................     6,004        6,285(c)
                                               144,084
TOTAL AGENCY MORTGAGE-BACKED
   (COST $811,683) ............                817,201

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.7%

Collateralized Mortgage Obligation Trust
5.80%      11/01/18 ...........     2,661        2,198(d,f)
9.16%      09/01/15 ...........       212          210(d,f)
                                                 2,408
Federal Home Loan Mortgage Corp.
6.00%      09/15/23 ...........     2,638        2,709
6.25%      01/15/26 ...........     1,695        1,710
6.39%      04/01/28 ...........     1,504        1,153(d,f)
6.43%      10/15/23 ...........     2,359        1,824(d,f)
6.67%      08/01/27 ...........       702          590(d,f)
7.00%      01/15/28 - 02/15/31      8,850        7,739
7.50%      07/15/27 - 07/15/29      9,321        1,640(g)
8.00%      04/15/20 - 07/01/24      4,818        2,867
8.12%      05/15/24 ...........     1,773        1,209(d,f)
8.769%     01/15/02 ...........     2,012        1,812(i)
11.713%    01/15/02 ...........     3,867        3,174(i)
13.409%    01/15/02 ...........     5,454        5,523(i)
14.219%    01/15/02 ...........     3,065        2,898(i)
14.309%    01/15/02 ...........     1,573        1,396(i)
14.327%    01/15/02 ...........     1,599        1,587(i)
14.407%    01/15/02 ...........     2,465        2,572(i)
14.65%     01/15/02 ...........     1,636        1,613(i)
14.699%    01/15/02 ...........     4,314        3,929(i)
16.079%    01/15/02 ...........     1,960        1,814(i)
16.131%    01/15/02 ...........     2,002        1,862(i)
19.839%    01/15/02 ...........     4,642        4,748(i)
                                                54,369
Federal National Mortgage Assoc.
5.61%      10/25/29 ...........     3,027        2,307(d,f)
6.20%      12/25/22 ...........     1,787        1,477(d,f)
6.43%      05/01/28 ...........     7,149        5,534(d,f)
6.67%      01/25/02 ...........    13,397        1,712(g,i)
7.00%      12/01/29 ...........     4,185          849(g)
7.50%      05/01/23 - 07/25/41     56,448       19,813(g)
8.00%      02/01/23 - 11/01/29     24,206        5,476(g)
8.50%      03/01/17 - 07/25/22      6,292        1,223(g)
9.00%      05/25/22 ...........     1,874          382(g)
11.64%     01/18/02 ...........     1,842        1,533(i)
12.125%    01/25/02 ...........     1,855        1,735(i)
14.175%    01/25/02 ...........     3,920        3,950(i)
14.544%    01/25/02 ...........     1,469        1,455(i)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

14.652%      01/25/02 .........   $ 2,000   $    2,250(i)
16.25%       01/25/02 .........     5,066        4,473(i)
17.082%      01/25/02 .........     1,303        1,298(i)
20.053%      01/25/02 .........     1,972        2,033(i)
1,008.00%    05/25/22 .........         4           80(g)
1,080.912%   03/25/22 .........         5           89(g)
                                                57,669
Government National Mortgage Assoc.
16.079%      01/17/02 .........     1,000          932(i)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $115,099) ............                115,378

ASSET-BACKED -- 14.9%

Advanta Mortgage Loan
   Trust Corp.
6.30%        07/25/25 .........     1,297        1,332
American Express Master Trust
2.05%        01/15/02 .........    39,318       39,379(i)
Americredit Automobile
   Receivables Trust
2.316%       01/05/02 .........     5,000        5,016(i,l)
2.241%       01/06/02 .........     5,000        5,007(i)
2.33%        01/06/02 .........     8,000        8,032(i,l)
Arran Master Trust
2.01%        03/15/02 .........     4,000        3,997(i,l)
Capital Auto Receivables
   Asset Trust
4.60%        09/15/05 .........    10,800       11,006
Capital One Master Trust
1.996%       01/15/02 .........     4,000        4,002(i)
2.035%       01/15/02 .........    15,500       15,526(i,l)
2.036%       01/15/02 .........     5,000        5,008(i)
Chase Credit Card Master Trust
2.00%        01/15/02 .........     2,000        2,001(i,l)
Chase Credit Card Owner Trust
1.97%        01/15/02 .........     9,900        9,900(i,l)
Citibank Credit Card
   Issuance Trust
2.07%        03/10/02 .........     6,000        5,999(i,l)
Compucredit Credit Card
   Master Trust
2.12%        01/15/02 .........     2,500        2,500(b,i,l)
Conseco Private Label Master
   Note Trust
2.176%       01/15/02 .........    15,000       15,025(i)
Discover Card Master Trust I
2.026%       01/15/02 .........     2,000        2,003(i)
2.08%        01/15/02 .........     8,000        8,022(i,l)
2.116%       01/15/02 .........    35,003       35,068(i)


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

First Chicago Master Trust II
2.01%      01/15/02 ...........   $ 1,000   $    1,000(i)
2.02%      01/15/02 ...........     3,000        3,001(i)
First Deposit Master Trust
2.066%     01/15/02 ...........     3,000        3,005(i)
First USA Credit Card
   Master Trust
2.183%     01/10/02 ...........     7,019        7,026(i)
2.22%      01/10/02 ...........     3,380        3,385(i,l)
2.026%     01/17/02 ...........     2,970        2,974(i)
2.01%      01/19/02 ...........     4,000        4,001(i,l)
Fleet Credit Card Master Trust II
2.01%      01/15/02 ...........     5,000        5,003(i,l)
Ford Credit Auto Owner Trust
6.62%      07/15/04 ...........     3,700        3,828
Ford Credit Floorplan Master
   Owner Trust
1.99%      01/15/02 ...........     4,500        4,501(i,l)
Green Tree Financial Corp.
   Series 1993-1
6.90%      04/15/18 ...........     1,499        1,558
6.97%      04/01/31 ...........     3,387        3,519
Household Credit Card
   Master Trust I
1.98%      01/15/02 ...........     4,600        4,602(i)
2.036%     01/15/02 ...........    10,200       10,215(i)
Household Private Label Credit
   Card Master Note Trust I
2.036%     01/15/02 ...........     4,000        4,006(i,l)
2.036%     01/15/02 ...........     3,375        3,381(i)
MBNA Master Credit Card Trust
1.98%      01/15/02 ...........     5,000        5,006(i)
1.98%      01/15/02 ...........     4,000        4,001(i,l)
2.046%     01/15/02 ...........     5,000        5,008(i)
2.086%     01/15/02 ...........     9,800        9,831(i)
2.126%     01/15/02 ...........    11,307       11,325(i)
Mellon Bank Premiere Financial
   Master Trust
2.05%      03/15/02 ...........     5,000        5,004(i,l)
Metris Master Trust
2.143%     01/20/02 ...........     9,000        9,006(i,l)
2.283%     01/20/02 ...........     3,000        3,009(i)
Mid-State Trust
7.54%      07/01/35 ...........     1,856        1,923
National City Credit Card
   Master Trust
2.05%      01/15/02 ...........     5,000        5,009(i,l)
Nationsbank Credit Card
   Master Trust
2.02%      03/15/02 ...........     4,000        4,004(i)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Providian Master Trust
2.07%      01/15/02 ...........   $11,000  $    11,008(i,l)
Saks Credit Card Master Trust
2.116%     01/15/02 ...........     2,000        2,001(i)
Sears Credit Account
   Master Trust
2.01%      01/15/02 ...........    11,000       11,011(i,l)
Superior Wholesale Inventory
   Financing Trust
2.56%      01/15/02 ...........     9,800        9,802(i,l)
Target Credit Card Master Trust
2.04%      01/25/02 ...........     4,000        4,000(i)
Toyota Auto Receivables
   Owner Trust
1.966%     01/15/02 ...........     7,000        7,000(i,l)
2.01%      01/15/02 ...........     6,000        5,998(i,l)
West Penn Funding LLC
6.81%      09/25/08 ...........     2,475        2,641
World Financial Network Credit
   Card Master Trust
2.136%     01/15/02 ...........     4,000        3,984(i,l)
TOTAL ASSET-BACKED
   (COST $363,546) ............                364,399

CORPORATE NOTES -- 23.3%

Abbey National Capital Trust I
8.963%     06/30/30 ...........     6,310        7,127(i)
Abbey National PLC
7.35%      10/15/06 ...........     3,088        3,197(i)
6.70%      06/15/08 ...........     4,860        4,786(i)
Aetna Services Inc.
7.375%     03/01/06 ...........     4,080        4,100
6.97%      08/15/36 ...........     3,695        3,828
Ahold Finance USA Inc.
8.25%      07/15/10 ...........     4,305        4,780
Air 2 US
10.127%    10/01/20 ...........     4,555        3,348(b)
Albertson's Inc.
7.50%      02/15/11 ...........     2,655        2,850
Allstate Financial Global Funding
6.15%      02/01/06 ...........     4,385        4,512(b)
Amerada Hess Corp.
7.875%     10/01/29 ...........     2,710        2,869
American Airlines Inc.
6.855%     10/15/10 ...........     2,313        2,322
10.18%     01/02/13 ...........     1,475        1,269
American Home Products Corp.
5.875%     03/15/04 ...........     3,285        3,420
6.70%      03/15/11 ...........     4,930        5,093


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AOL Time Warner Inc.
7.625%     04/15/31 ...........   $ 6,525  $     6,905
AT&T Corp.
6.50%      03/15/29 ...........     5,340        4,665
AT&T Wireless Services Inc.
7.35%      03/01/06 ...........     3,155        3,329
Axa
8.60%      12/15/30 ...........     4,360        4,872
Bank of America Corp.
7.40%      01/15/11 ...........     1,185        1,271
Bank One Corp.
2.581%     01/07/02 ...........    13,000       13,000(i,l)
6.50%      02/01/06 ...........     4,420        4,621
Barclays Bank PLC
8.55%      09/29/49 ...........     5,045        5,622(b)
BCI US Funding Trust I
8.01%      07/15/08 ...........     3,900        3,998(b,i)
Beckman Instruments Inc.
7.10%      03/04/03 ...........     2,510        2,576
Bellsouth Capital Funding
7.875%     02/15/30 ...........     2,750        3,181
Bellsouth Telecomm Inc.
6.375%     06/01/28 ...........     3,610        3,486
Brascan Ltd.
7.375%     10/01/02 ...........     1,900        1,947
Bristol-Myers Squibb Co.
6.875%     08/01/97 ...........     2,650        2,729
British Telecommunications PLC
8.375%     12/15/10 ...........     3,410        3,768(i)
Capital One Bank
6.875%     02/01/06 ...........     5,810        5,658
CIT Group Inc.
7.125%     10/15/04 ...........     5,630        5,981
Citicorp
1.96%      03/18/02 ...........     5,000        5,004(i)
Citigroup Inc.
2.176%     02/28/02 ...........     7,000        7,009(i,l)
7.25%      10/01/10 ...........     6,510        6,983
Clear Channel
   Communications Inc.
7.25%      09/15/03 ...........     5,345        5,528
7.875%     06/15/05 ...........     3,500        3,664
Cleveland Electric
   Toledo Edison
7.67%      07/01/04 ...........     6,940        7,393
Coca-Cola Enterprises Inc.
6.70%      10/15/36 ...........     3,540        3,720
Conagra Foods Inc.
7.125%     10/01/26 ...........     3,330        3,534
Conoco Inc.
5.90%      04/15/04 ...........    15,180       15,681

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Conseco Inc.
8.70%      11/15/26 ...........    $1,628 $        309
CSC Holdings Inc.
8.125%     07/15/09 ...........     3,255        3,354
DaimlerChrysler AG
1.99%      09/16/02 ...........    14,000       13,896(i,l)
Delhaize America Inc.
7.375%     04/15/06 ...........     2,915        3,140
9.00%      04/15/31 ...........     5,330        6,254
Delta Air Lines Inc.
7.57%      11/18/10 ...........     4,030        3,935
Deutsche Telekom AG
7.75%      06/15/05 ...........     3,275        3,546
8.25%      06/15/30 ...........     1,705        1,893
Dominion Resources Inc.
6.00%      01/31/03 ...........     4,085        4,202
Dresdner Funding Trust I
8.151%     06/30/31 ...........     3,700        3,955(b)
Duke Capital Corp.
7.25%      10/01/04 ...........     1,925        2,032
Duke Energy Corp.
5.375%     01/01/09 ...........     3,900        3,674
El Paso Corp.
7.375%     12/15/12 ...........     3,880        3,890
Empresa Nacional de
   Electricidad
7.325%     02/01/37 ...........       990          931
ERAC USA Finance Co.
8.25%      05/01/05 ...........     2,550        2,702(b)
FedEx Corp.
7.50%      01/15/18 ...........     2,768        2,837
First Union Corp.
2.15%      01/18/02 ...........     3,000        3,006(i)
FleetBoston Financial Corp.
4.875%     12/01/06 ...........     3,365        3,275
Ford Motor Credit Co.
6.875%     02/01/06 ...........     4,170        4,168
7.375%     10/28/09 ...........     1,635        1,614
7.25%      10/25/11 ...........     2,310        2,250
France Telecom S.A.
7.20%      03/01/06 ...........     2,375        2,494(b)
8.50%      03/01/31 ...........     3,450        3,931(b)
General Motors Acceptance Corp.
3.11%      01/22/02 ...........     9,000        8,803(i,l)
5.80%      03/12/03 ...........     3,885        3,970
5.75%      11/10/03 ...........     2,690        2,746
6.125%     09/15/06 ...........     3,730        3,691
6.125%     01/22/08 ...........     3,690        3,580
7.25%      03/02/11 ...........     1,500        1,510
Georgia-Pacific Group
9.95%      06/15/02 ...........     2,530        2,585


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Guangdong International
   Trust & Investment Corp.
8.75%      10/24/16 ...........    $2,660  $       266(b,j)
Heritage Media Corp.
8.75%      02/15/06 ...........     5,765        5,592
Household Finance Corp.
7.20%      07/15/06 ...........     2,450        2,606
6.75%      05/15/11 ...........     4,035        4,015
HSBC Capital Funding LP
9.547%     06/30/10 ...........     3,380        3,904(b,i)
Hydro-Quebec
8.25%      04/15/26 ...........     3,680        4,421
Israel Electric Corp. Ltd.
8.10%      12/15/96 ...........     4,545        3,927(b)
J.P. Morgan Chase & Co.
6.75%      02/01/11 ...........     3,180        3,260
John Hancock Financial
   Services Inc.
6.50%      03/01/11 ...........     2,660        2,703(b)
John Hancock Global Funding II
5.625%     06/27/06 ...........     4,810        4,855(b)
Kellogg Co.
5.50%      04/01/03 ...........     6,555        6,726
7.45%      04/01/31 ...........     2,295        2,475
Kroger Co.
7.375%     03/01/05 ...........     2,670        2,820
LCI International Inc.
7.25%      06/15/07 ...........     4,060        4,124
MetLife Inc.
5.25%      12/01/06 ...........       885          883
MidAmerican Energy Co.
7.375%     08/01/02 ...........     3,585        3,683
Midwest Generation LLC
8.56%      01/02/16 ...........     3,000        2,976
Mirant Americas Generation LLC
8.30%      05/01/11 ...........     2,460        2,275
Monumental Global Funding
6.05%      01/19/06 ...........     3,165        3,240(b)
Morgan Stanley Dean Witter & Co.
7.125%     01/15/03 ...........     1,715        1,792
6.75%      04/15/11 ...........     7,340        7,511
Nabisco Inc.
6.125%     02/01/33 ...........     4,510        4,617
National Rural Utilities
   Cooperative
6.00%      05/15/06 ...........     5,910        6,019
NB Capital Trust IV
8.25%      04/15/27 ...........     4,160        4,400
News America Holdings Inc.
7.625%     11/30/28 ...........     4,010        3,885

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


Noram Energy Corp.
6.375%     11/01/03 ...........    $3,370 $      3,468(i)
Pemex Finance Ltd.
9.03%      02/15/11 ...........     5,490        5,930
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ...........     3,000        3,092(b)
Petroleos Mexicanos
9.50%      09/15/27 ...........     8,040        8,820
Phillips Petroleum Co.
9.375%     02/15/11 ...........     2,645        3,220
PP&L Capital Funding Inc.
7.75%      04/15/05 ...........     3,250        3,369
Procter & Gamble Co.
9.36%      01/01/21 ...........     4,260        5,288
Progress Energy Inc.
6.55%      03/01/04 ...........     2,845        2,967
7.75%      03/01/31 ...........     2,930        3,134
Qwest Corp.
7.625%     06/09/03 ...........     1,185        1,213
5.625%     11/15/08 ...........     3,695        3,324
Raytheon Co.
7.90%      03/01/03 ...........     6,070        6,312
6.75%      08/15/07 ...........     4,130        4,247
Royal & Sun Alliance
   Insurance Group PLC
8.95%      10/15/29 ...........     4,325        4,598
Royal Bank of Scotland
   Group PLC
7.648%     09/30/31 ...........     1,915        1,939(i)
8.817%     03/31/49 ...........     4,885        5,401
9.118%     03/31/49 ...........     2,600        2,956
Safeway Inc.
6.15%      03/01/06 ...........     4,620        4,783
SBC Communications Inc.
6.25%      03/15/11 ...........     3,235        3,293
St. George Funding Co.
8.485%     12/31/01 ...........     2,915        2,823(b)
SunAmerica Inc.
5.60%      07/31/97 ...........     4,220        3,205
Systems 2001 Asset Trust
7.156%     12/15/11 ...........     2,986        3,001(b)
Tele-Communications Inc.
9.80%      02/01/12 ...........     4,715        5,699
The Walt Disney Co.
5.62%      12/01/08 ...........     3,035        2,861
TRW Inc.
6.625%     06/01/04 ...........     4,150        4,229
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ...........     6,595        7,447


----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

      GE S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------


Tyco International Group S.A.
4.95%      08/01/03 ...........    $2,000  $     2,025
6.75%      02/15/11 ...........     2,805        2,826
UBS PFD Funding Trust I
8.622%     10/01/10 ...........     4,190        4,662(i)
Union Carbide Corp.
6.79%      06/01/25 ...........     6,595        7,044
Union Pacific Corp.
5.84%      05/25/04 ...........     3,270        3,375
United Air Lines Inc.
7.73%      07/01/10 ...........     2,770        2,605
9.56%      10/19/18 ...........     1,850        1,369
USA Networks Inc.
6.75%      11/15/05 ...........     3,490        3,607
Verizon Pennsylvania
5.65%      11/15/11 ...........     1,765        1,734
Viacom Inc.
7.75%      06/01/05 ...........     5,510        5,911
Vodafone Group PLC
7.625%     02/15/05 ...........     2,300        2,478
Wachovia Corp.
4.95%      11/01/06 ...........     3,350        3,290
WCG Note Trust
8.25%      03/15/04 ...........     4,585        4,485(b)
Williams Cos. Inc.
6.125%     12/01/03 ...........     4,265        4,323
WorldCom Inc.
6.40%      08/15/05 ...........     4,300        4,381
7.375%     01/15/06 ...........     4,000        4,156(b)
8.25%      05/15/31 ...........     2,940        3,100
Yale University
7.375%     04/15/96 ...........     7,539        8,104
Yorkshire Power Pass-Through
   Asset Trust
8.25%      02/15/05 ...........     3,015        3,193(b)
TOTAL CORPORATE NOTES
   (COST $559,434) ............                570,061

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.8%

Bear Stearns Commercial
   Mortgage Securities Inc.
5.06%      12/15/10 ...........     3,523        3,422
5.61%      08/15/11 ...........     2,649        2,533
5.80%      08/15/11 ...........       530          506
6.20%      07/14/12 ...........       425          423
6.48%      02/15/35 ...........       806          823
Chase Commercial Mortgage
   Securities Corp.
6.025%     08/18/07 ...........     2,486        2,559
6.56%      05/18/08 ...........     4,500        4,671

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

6.39%      11/18/08 ...........   $ 4,703   $    4,828
6.275%     02/12/16 ...........     1,874        1,853(b)
Commercial Mortgage
   Acceptance Corp.
6.04%      08/15/08 ...........     3,300        3,341
6.457%     01/16/11 ...........     3,107        3,142(b)
CS First Boston Mortgage
   Securities Corp.
6.505%     02/15/34 ...........     2,665        2,729
3.801%     09/15/34 ...........     1,741        1,714
5.107%     09/15/34 ...........     1,239        1,181
DLJ Commercial Mortgage Corp.
0.83%      11/12/31 ...........    17,156          729(g)
6.24%      11/12/31 ...........     4,173        4,259
First Union Lehman Brothers -
   Bank of America
6.56%      11/18/35 ...........       500          520
First Union National Bank of
   America Commercial
   Mortgage Trust
6.315%     12/15/10 ...........     1,000          986
GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 ...........     3,885        4,007
GS Mortgage Securities Corp.
   (Class A)
6.86%      07/13/30 ...........     4,991        5,213
GS Mortgage Securities Corp. II
5.946%     08/05/18 ...........     1,565        1,580(b)
Holmes Financing PLC
2.57%      01/15/02 ...........     5,000        4,975(i,l)
Interstar Millennium Trust
2.55%      01/23/02 ...........    10,000       10,001(b,i,l)
J.P. Morgan Chase Commercial
   Mortgage Securities
6.465%     11/15/35 ...........       874          878
6.678%     11/15/35 ...........     1,049        1,057
LB Commercial Conduit
   Mortgage Trust
6.21%      10/15/35 ...........     4,200        4,270
LB-UBS Commercial
   Mortgage Trust
6.155%     07/14/16 ...........     1,659        1,692(b)
6.53%      07/14/16 ...........     1,704        1,701(b)
6.647%     07/14/16 ...........       750          753(b)
5.533%     12/15/25 ...........     1,965        1,959
6.365%     12/15/28 ...........     4,266        4,314
6.133%     12/15/30 ...........     4,712        4,667
6.512%     06/15/36 ...........       853          860
6.653%     06/15/36 ...........       253          254

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Lehman Large Loan (Class A2)
6.84%      09/12/06 ...........  $  3,000 $      3,146
Morgan Stanley Capital I
6.86%      05/15/06 ...........       263          274(b)
6.25%      07/15/07 ...........     4,504        4,689
6.34%      11/15/07 ...........     1,760        1,827
7.11%      07/15/09 ...........     5,556        5,891
Morgan Stanley Dean Witter
   Capital I
5.98%      09/15/06 ...........     3,006        3,097
6.01%      11/15/10 ...........     1,677        1,688
5.72%      01/18/11 ...........     6,906        6,759
6.55%      03/15/12 ...........       183          182
0.847%     10/15/35 ...........    25,622        1,040(b,g)
5.90%      10/15/35 ...........     2,500        2,506
6.39%      10/15/35 ...........     3,000        3,013
6.56%      10/15/35 ...........     1,000        1,007
Residential Asset Securitization Trust
1.06%      08/25/30 ...........    15,870          360(g)
Salomon Brothers Mortgage
   Securities Inc. VII
7.00%      07/25/24 ...........     6,031        5,922
7.00%      07/25/24 ...........     7,651        7,585
Structured Asset Securities Corp.
1.68%      02/25/28 ...........    25,901        1,586(g)
TIAA Retail Commercial Mortgage
5.77%      06/19/16 ...........     1,471        1,500(b)
6.56%      06/19/26 ...........     1,614        1,650(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $142,217) ............                142,122

SOVEREIGN BONDS -- 0.8%

British Columbia Province of Canada
4.625%     10/03/06 ...........     1,870        1,844
Manitoba Province of Canada
4.25%      11/20/06 ...........     4,605        4,481
Ontario Province of Canada
7.375%     01/27/03 ...........     1,580        1,663
Quebec Province of Canada
7.50%      09/15/29 ...........     5,860        6,551
Republic of Italy
4.375%     10/25/06 ...........     4,875        4,750

TOTAL SOVEREIGN BONDS
   (COST $18,958) .............                 19,289

TOTAL BONDS AND NOTES
   (COST $2,689,233) ..........              2,706,318

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.3%

Centaur Funding Corp.
   (Series B), 9.08%
   (COST $ 6,714) .............     6,600$       7,232 (b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,695,947) ..........              2,713,550


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.0%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund ............    69,587       69,587 (m)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.7%

Banque Nationale De
   Paris New York
2.27%      02/13/02 ...........  $ 20,190       20,190
Variable Funding Capital Corp.
2.30%      01/14/02 ...........    20,190       20,173

FEDERAL AGENCIES -- 8.5%

Federal Agricultural Mortgage Corp.
5.50%      01/02/02 ...........    15,000       15,000
Federal National Mortgage Assoc.
5.50%      01/02/02 ...........   192,000      191,989

TOTAL SHORT-TERM INVESTMENTS
   (COST $316,939) ............                316,939

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (24.0)% ........              (586,073)
                                            ----------

NET ASSETS-- 100%                           $2,444,416
                                            ==========

----------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)

Information on the preceding performance pages relating to the Funds' one year total return and top ten holdings is audited, all other information is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 is a capitalization- weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for complete descriptions of investment objectives, policies, risks, and permissible investments.

    NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to $105,125 or 4.3% of net assets for the GE S&S Long Term Interest Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the
      Fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2001.

(j)   At December 31, 2001, the security is in default of its interest payments.

(k)   All or a portion of security is out on loan.

(l) All or a portion of the security purchased with collateral from securities lending.

(m) GE Asset Management, Inc. ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

ABBREVIATIONS:

ADR  -- American Depositary Receipt


                                                                                                                FINANCIAL HIGHLIGHTS

                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE S&S PROGRAM MUTUAL FUND                             2001          2000          1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............       $49.66        $54.55        $57.43          $53.06        $45.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...............         0.53          0.64          0.75            0.87          0.87
   Net realized and unrealized
      gains (losses) on investments ...........       (4.86)        (0.61)         10.46           11.77         14.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................       (4.33)          0.03         11.21           12.64         14.91
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................         0.53          0.64          0.75            0.87          0.87
   Net realized gains .........................         0.77          4.28         13.34            7.40          6.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         1.30          4.92         14.09            8.27          7.39
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................       $44.03        $49.66        $54.55          $57.43        $53.06
====================================================================================================================================


TOTAL RETURN(A) ...............................      (8.73)%         0.06%        19.74%          23.78%        33.07%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ..........................   $3,972,726    $4,504,669    $4,931,680      $4,353,884    $3,658,804
   Ratios to average net assets:
      Net investment income ...................        1.14%         1.15%         1.17%           1.46%         1.60%
      Expenses ................................        0.16%         0.09%         0.09%           0.09%         0.08%
   Portfolio turnover rate ....................          57%           40%           49%             32%           31%

----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS

                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE S&S LONG TERM INTEREST FUND                         2001          2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............       $11.07        $10.70        $11.53         $11.55         $11.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...............         0.69          0.74          0.70           0.74           0.76
   Net realized and unrealized
      gains (losses) on investments ...........         0.20          0.40        (0.80)           0.21           0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ......................         0.89          1.14        (0.10)           0.95           1.03
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ......................         0.71          0.77          0.70           0.76           0.76
   Net realized gains .........................           --            --          0.03           0.21             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.71          0.77          0.73           0.97           0.76
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................       $11.25        $11.07        $10.70         $11.53         $11.55
====================================================================================================================================


TOTAL RETURN(A) ...............................        8.26%        11.09%       (0.92)%          8.49%          9.53%


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period
   (in thousands) .............................   $2,444,416    $2,347,251    $2,584,794     $2,964,131    $2,818,779
   Ratios to average net assets:
      Net investment income ...................        6.12%         6.91%         6.35%          6.30%          6.70%
      Expenses ................................        0.17%         0.12%         0.13%          0.09%          0.11%
   Portfolio turnover rate ....................         231%          229%          201%           225%           218%

------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.

----------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                  GE S&S                    GE S&S
STATEMENTS OF ASSETS                                                              PROGRAM                 LONG TERM
AND LIABILITIES DECEMBER 31, 2001 (AMOUNTS IN THOUSANDS)                        MUTUAL FUND             INTEREST FUND

ASSETS
   Investments in securities, at market* (cost $3,469,031
       and $2,695,947, respectively) ......................................     $3,883,679                $2,713,550
   Short-term investments (at amortized cost) .............................        132,217                   316,939
   Receivable for investments sold ........................................            --                      4,553
   Income receivables .....................................................          3,315                    26,491
   Receivable for fund shares sold ........................................          3,436                        54
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................      4,022,647                 3,061,587
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................            --                      2,893
   Payable upon return of securities loaned ...............................         41,412                   242,430
   Payable for investments purchased ......................................          4,627                   366,515
   Payable for fund shares redeemed .......................................            214                     1,700
   Payable to GEAM ........................................................          3,613                     2,841
   Payable to custodian ...................................................             55                        --
   Payable for total return swap ..........................................             --                       792
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................         49,921                   617,171
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................     $3,972,726                $2,444,416
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ........................................................      3,577,465                 2,496,671
   Undistributed net investment income ....................................            874                     1,355
   Accumulated net realized gain (loss) ...................................        (20,258)                  (71,213)
   Net unrealized appreciation / (depreciation) on:
       Investments ........................................................        414,648                    17,603
       Foreign currency related transactions ..............................             (3)                      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................     $3,972,726                $2,444,416
====================================================================================================================================
Shares outstanding ($25.00 and $10.00 par
   value, respectively) ...................................................         90,225                   217,331
Net asset value per share .................................................         $44.03                    $11.25

* Includes $39,886 and $236,359 of securities on loan in the GE S&S Program
Mutual Fund and GE S&S Long Term Interest Fund, respectively.


----------------
See Notes to Financial Statements.


                                                                              GE S&S                      GE S&S
STATEMENTS OF OPERATIONS                                                     PROGRAM                    LONG TERM
FOR THE YEAR ENDED DECEMBER 31, 2001 (AMOUNTS IN THOUSANDS)                MUTUAL FUND                INTEREST FUND

INVESTMENT INCOME

   INCOME:
      Dividends ......................................................     $   50,096                  $       532
      Interest* ......................................................          2,879                      152,952
      Less: Foreign taxes withheld ...................................           (140)                         --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ......................................................         52,835                      153,484
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and Administration expenses ...........................          4,149                        2,299
      Shareholder servicing agent fees ...............................            480                          449
      Transfer agent fees ............................................            931                          873
      Custody and accounting expenses ................................            482                          256
      Professional fees ..............................................             85                           45
      Registration, filing, printing and
         miscellaneous expenses ......................................            236                          126
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ....................................................          6,363                        4,048
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME .............................................         46,472                      149,436
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments ....................................................         54,123                       33,532
      Foreign currency related transactions ..........................             (1)                          --
      Swaps ..........................................................            --                         3,227

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      (DEPRECIATION) ON:
      Investments ....................................................       (497,645)                       5,126
      Foreign currency related transactions ..........................             (2)                          --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
        on investments ...............................................       (443,525)                      41,885
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .....................................      $(397,053)                    $191,321
====================================================================================================================================

* Income attributable to securities lending activity, net of rebate expenses, for the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund was $126 and $4,693, respectively.




----------------
See Notes to Financial Statements.


                                                                            GE S&S                  GE S&S
STATEMENTS OF CHANGES IN NET ASSETS                                        PROGRAM                 LONG TERM
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (AMOUNTS IN THOUSANDS)    MUTUAL FUND             INTEREST FUND

                                                                   2001          2000           2001       2000
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................    $   46,472    $   53,429     $  149,436   $  162,093
      Net realized gain (loss) on investments, futures,
         foreign currency related transactions
         and swaps .........................................        54,122       349,556         36,759      (41,400)
      Net increase (decrease) in unrealized
         appreciation / (depreciation) .....................      (497,647)     (408,457)         5,126      123,238
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ..............      (397,053)       (5,472)       191,321      243,931
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ................................       (46,205)      (53,341)      (153,377)    (167,873)
      Net realized gains ...................................       (67,578)     (355,810)           --           --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................      (113,783)     (409,151)      (153,377)    (167,873)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions .........................      (510,836)     (414,623)        37,944       76,058
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares .........................       215,690       243,961        190,877      223,886
      Value of distributions reinvested ....................       103,555       370,696        143,502      159,071
      Cost of shares redeemed ..............................      (340,352)     (627,045)      (275,158)    (696,558)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions .........       (21,107)      (12,388)        59,221     (313,601)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .................      (531,943)     (427,011)        97,165     (237,543)
NET ASSETS
   Beginning of year .......................................     4,504,669     4,931,680      2,347,251    2,584,794
------------------------------------------------------------------------------------------------------------------------------------
   End of year .............................................    $3,972,726    $4,504,669     $2,444,416   $2,347,251
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR ...........    $      874    $      607          1,355   $    2,069
------------------------------------------------------------------------------------------------------------------------------------

  CHANGES IN FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
 Shares sold by subscription ...............................         4,671         4,478         16,923       20,794
 Issued for distributions reinvested .......................         2,340         7,465         12,775       14,794
 Shares redeemed ...........................................        (7,497)      (11,640)       (24,459)     (65,077)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES .....................          (486)          303          5,239      (29,489)
------------------------------------------------------------------------------------------------------------------------------------

----------------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001


1.   ORGANIZATION OF THE FUNDS

The GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 58% of the GE S&S Program Mutual Fund and 68% of the GE S&S Long Term Interest Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions and dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

Security transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

The GE S&S Long Term Interest Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

The GE S&S Long Term Interest Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001


SWAP CONTRACTS

The GE S&S Long Term Interest Fund may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitment. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The GE S&S Long Term Interest Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001

As of December 31, 2001, the following Fund has a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                          AMOUNT              EXPIRES
--------------------------------------------------------------------------------

GE S&S Long Term
   Interest Fund              $59,917               2008

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The following Fund has elected to defer losses incurred after October 31, 2001 as follows:

FUND                         CURRENCY           CAPITAL
--------------------------------------------------------------------------------

GE S&S Long Term
   Interest Fund             $     --          $10,163

DISTRIBUTIONS TO SHAREHOLDERS

GE S&S Long Term Interest Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

REVISED AUDIT AND ACCOUNTING GUIDE

As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide requires changes for investment company financial statements. These changes had no impact on the Fund's net asset values.

3.   LINE OF CREDIT

Effective December 19, 2001, and expiring December 18, 2002, the Funds share a revolving credit facility of up to $50 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Funds during the year ended December 31, 2001.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2001


4.   FEES AND COMPENSATION
     PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 2001, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

5.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2001, were as follows:

                             PURCHASES           SALES
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund               $2,306,798       $2,308,063

GE S&S Long Term
   Interest Fund              6,043,147        5,502,594


AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 2001, was as follows:
                                                    NET
                        GROSS          GROSS      UNREALIZED
                     UNREALIZED     UNREALIZED   APPRECIATION/
                    APPRECIATION   DEPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund        $549,478       $134,830    $414,648

GE S&S Long Term
   Interest Fund        49,503         31,900      17,603

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 2001.


OPTIONS

During the year ended December 31, 2001, there were no option contracts written.

SWAP AGREEMENTS

Open swap transactions held by the GE S&S Long Term Interest Fund consisted of the following as of December 31, 2001:
                                            NOTIONAL AMOUNT
--------------------------------------------------------------------------------

Total Return Swap with Morgan Stanley
Capital Services, Inc. on the investment
grade portion of the Lehman Brothers
Collateralized Mortgage Backed Securities
Index. Fund receives/pays the positive/
negative return on the Index and pays one
month LIBOR minus 40 basis points
monthly, expires January 31, 2002.            $54,000

SECURITY LENDING

At December 31, 2001, the following Fund participated in securities lending:

                      LOANED SECURITIES          CASH
                      AT MARKET VALUE         COLLATERAL
--------------------------------------------------------------------------------

GE S&S Program
   Mutual Fund             $  39,886            $ 41,412

GE S&S Long Term
   Interest Fund             236,359             242,432

                                                    INDEPENDENT AUDITORS' REPORT

[KPMG LOGO OMITTED]

THE BOARD OF TRUSTEES
GE S&S FUNDS:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (the "Funds"), including the schedules of investments, as of December 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidences supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ KPMG LLP

Boston, Massachusetts
February 8, 2002

                                                      TAX INFORMATION, UNAUDITED

During the year ended December 31, 2001, the following GE S&S Fund paid to shareholders of record on December 26, 2001 the following long-term capital gains dividends:

               FUND                                PER SHARE AMOUNT
               ----------------------------------------------------
               GE S&S Program Mutual Fund             $0.77164

                                               ADDITIONAL INFORMATION, UNAUDITED

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED TRUSTEES AND
EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
JOHN H. MYERS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 16 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, Chief Executive Officer and Director of GEAM since 1997, Director of GEAM since 1988, and Executive Vice President of GEAM - Fixed Income and Alternative Investments from 1988-1996; President, Chief Executive Officer and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM), Director of GEIC from 1987-2000, Executive Vice President - Fixed Income and Alternative Investments of GEIC from 1986-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Hilton Hotels Corporation since 2000; XO Communications since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1986


--------------------------------------------------------------------------------
EUGENE K. BOLTON
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Domestic Equity Investments and Director of GEAM since 1991; Executive Vice President - Domestic Equity Investments and Director of GEIC from 1991-2000 (when GEIC was merged into GEAM); Senior Vice President - Pension Fund Portfolios of GEIC from 1987 to 1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1991


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   51

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   64

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   54

POSITION(S) HELD WITH FUND   Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 64

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

                                               ADDITIONAL INFORMATION, UNAUDITED

--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   45

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   52

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Fixed Income and Director of GEAM since 1997; Executive Vice President - Fixed Income and Director of GEIC from 1997-2000 (when GEIC was merged into GEAM); Senior Vice President - Taxable Fixed Income of GEAM and GEIC from 1990-1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1997


--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   44

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 9 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President - Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993


--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS   c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   48

POSITION(S) HELD WITH FUND   Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1999

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the GE S&S Short Term Interest Fund and GE S&SMoney Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001
                                                                     (UNAUDITED)

                         GE S&S SHORT TERM INTEREST FUND

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 101.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 8.3%

U.S. Treasury Notes
5.75%       11/15/05
   (COST $65,138) ..........      $62,450  $    65,953

FEDERAL AGENCIES -- 50.3%

Federal Home Loan Mortgage Corp.
3.50%      09/15/03 ........       41,470       41,788
4.50%      06/15/03 ........       43,370       44,461(k)
5.50%      07/15/06 ........       13,200       13,567
6.875%     01/15/05 ........       13,400       14,434(k)
7.375%     05/15/03 ........       13,115       13,941
                                               128,191
Federal National Mortgage Assoc.
4.375%     10/15/06 ........       48,000       47,018(k)
5.50%      02/15/06 ........        3,970        4,090
6.00%      12/15/05 ........       35,320       37,119(k)
6.25%      11/15/02 ........       15,000       15,556(k)
7.00%      07/15/05 ........       46,650       50,571
7.125%     02/15/05 ........       51,800       56,211
                                               210,565
Student Loan Marketing Assoc.
5.00%      06/30/04 ........       58,965       60,642

TOTAL FEDERAL AGENCIES
   (COST $391,941) .........                   399,398

AGENCY MORTGAGE BACKED -- 16.5%

Federal Home Loan Mortgage Corp.
6.00%      12/01/08 ........          141          143
7.50%      11/01/08 ........          348          348
8.00%      08/01/03 ........          686          688
                                                 1,179
Federal National Mortgage Assoc.
9.00%      08/01/10 - 03/01/11     18,383       19,786

Government National Mortgage Assoc.
7.50%      02/15/09 - 12/15/12     23,983       25,327
9.00%      08/15/09 - 11/15/17     67,099       71,839(h)
9.50%      12/15/09 ........       11,835       12,958(h)
                                               110,124
TOTAL AGENCY MORTGAGE BACKED
   (COST $127,789) .........                   131,089

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS-- 3.9%
Federal Home Loan Mortgage Corp.
8.00%      10/15/10 ........      $20,798  $    21,943
543.498%   09/15/05 ........            2            4(g)
1,002.00%  07/15/06 ........            5           10(g)
                                                21,957
Federal National Mortgage Assoc.
6.123%     05/25/14 ........        5,233        5,344
6.59%      03/25/02 ........          870          870
7.00%      06/18/13 ........        2,610        2,698
                                                 8,912
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $29,851) ..........                    30,869

ASSET BACKED -- 15.8%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ........        1,236        1,270
Arran Master Trust
2.01%      03/15/02 ........        3,500        3,498(i,l)
Capital Asset Research Funding L.P.
6.40%      12/15/04 ........          762          762(b)
Capital Auto Receivables
   Asset Trust
4.60%      09/15/05 ........       14,460       14,735
6.46%      07/15/06 ........        3,000        3,097
Chase Credit Card Master Trust
2.00%      01/15/02 ........       10,000       10,006(i,l)
Cit RV Trust
5.78%      07/15/08 ........        4,823        4,877
Compucredit Credit Card
   Master Trust
2.12%      01/15/02 ........        3,000        3,000(b,i,l)
Discover Card Master Trust I
5.90%      10/15/04 ........        9,734        9,834
5.30%      11/16/06 ........       18,990       19,438
First USA Credit Card Master Trust
2.01%      01/19/02 ........        1,000        1,000(i,l)
Ford Credit Auto Owner Trust
1.99%      01/15/02 ........        3,900        3,900(i,l)
7.09%      11/17/03 ........        7,836        8,015
4.31%      06/15/05 ........        3,550        3,594
4.72%      12/15/05 ........        2,665        2,699
Ford Credit Floorplan Master
   Owner Trust
1.99%      01/15/02 ........          600          600(i,l)
Green Tree Financial Corp.
6.90%      04/15/18 ........        2,122        2,205


----------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

     GE S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 2001
                                                                     (UNAUDITED)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Lehman FHA Title I Loan Trust
7.30%      05/25/17 ........      $   290 $        294
MBNA Master Credit Card Trust
1.98%      01/15/02 ........        4,000        4,002(i,l)
2.03%      01/15/02 ........        7,000        7,034(i,l)
Mellon Bank Premiere Financial
   Master Trust
2.05%      03/15/02 ........        2,000        2,001(i,l)
Metris Master Trust
2.14%      01/20/02 ........        4,000        4,003(i,l)
Premier Auto Trust
6.27%      04/08/03 ........        1,778        1,793
Provident Bank Home Equity
   Loan Trust
7.18%      04/21/13 ........        1,316        1,372
Providian Gateway Master Trust
2.12%      01/15/02 ........        5,000        5,001(b,i)
Superior Wholesale Inventory
   Financing Trust
1.99%      01/15/02 ........        5,000        4,997(i)
Toyota Auto Receivables
   Owner Trust
1.97%      01/15/02 ........        2,000        2,000(i,l)

TOTAL ASSET BACKED
   (COST $123,543) .........                   125,027

CORPORATE NOTES -- 5.0%

Bank One Corp.
2.58%      01/07/02 ........        7,500        7,500(i,l)
6.40%      08/01/02 ........        2,900        2,968
DaimlerChrysler AG
1.99%      03/15/02 ........        5,000        4,963(i,l)
Georgia-Pacific Group
9.95%      06/15/02 ........        1,545        1,579
Goldman Sachs Group L.P.
7.875%     01/15/03 ........        7,305        7,591(b)
Merrill Lynch & Co.
5.71%      01/15/02 ........        4,575        4,580
MidAmerican Energy Co.
7.375%     08/01/02 ........        5,000        5,136
Occidental Petroleum Corp.
6.75%      11/15/02 ........        5,025        5,167

TOTAL CORPORATE NOTES
   (COST $38,855) ..........                    39,484

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Asset Securitization Corp.
6.50%      02/14/43 ........       $6,085 $      6,269
GS Mortgage Securities Corp.
6.94%      07/13/30 ........        1,536        1,581
Holmes Financing PLC
2.57%      01/15/02 ........        2,000        1,990(i,l)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $9,700) ...........                     9,840

TOTAL INVESTMENTS IN SECURITIES
   (COST $786,817) .........                   801,660

                                NUMBER OF
                                   SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.9%
--------------------------------------------------------------------------------

GEI Short-Term
   Investment Fund .........      183,138      183,138 (l)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 3.8%

San Paolo U.S. Finance Co.
1.88%      01/04/02 ........      $30,000       29,995

TOTAL SHORT-TERM INVESTMENTS
   (COST $213,133) .........                   213,133

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET (27.9)% .....                 (221,615)
                                              -------

NET ASSETS-- 100%                             $793,178
                                              ========

----------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

              SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)-- DECEMBER 31, 2001

                                                                     (UNAUDITED)

                            GE S&S MONEY MARKET FUND


                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.2%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 25.5%

U.S. AGENCIES (D)

Federal Farm Credit Bank
4.46%      02/04/02 ........      $11,129 $     11,083
Federal Home Loan Bank
4.90%      02/07/02 ........       16,720       16,720
Federal Home Loan
   Mortgage Corp.
3.45%      01/03/02 ........       40,000       39,992
3.64%      03/15/02 ........        8,500        8,439
1.76%      04/29/02 ........       62,200       61,843
1.97%      11/07/02 ........       13,000       12,783
                                               123,057
Federal National Mortgage Assoc.
2.38%      03/14/02 ........       42,000       41,803
4.44%      03/22/02 ........        9,000        8,914
2.19%      04/18/02 ........       21,000       20,864
3.38%      05/03/02 ........       20,650       20,418
1.83%      05/30/02 ........       22,000       21,834
2.52%      08/23/02 ........       20,302       19,975
                                               133,808
TOTAL U.S. GOVERNMENTS
   (COST $284,668) .........                   284,668

COMMERCIAL PAPER -- 42.0%

Barclays US Funding Corp.
1.87%      02/08/02 ........       48,000       47,905
Citicorp
1.79%      01/14/02 ........       43,180       43,152
Credit Suisse
1.81%      01/11/02 ........       43,180       43,158
Deutsche Bank Financial
1.965%     01/22/02 ........        4,000        3,995
Goldman Sachs Group LP
1.90%      01/23/02 ........       16,100       16,081
2.25%      01/23/02 ........       35,800       35,751
J.P. Morgan & Chase Co.
2.02%      02/19/02 ........       50,000       49,863
Morgan Stanley Dean Witter
1.80%      01/18/02 ........       42,450       42,414

                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

National Australia Funding Corp.
2.01%      02/27/02 ........      $50,970 $     50,808
Royal Bank of Canada
1.95%      01/28/02 ........        4,000        4,000
2.089%     01/28/02 ........       46,400       46,327
Toronto Dominion Holdings
2.31%      01/14/02 ........       47,020       46,981
UBS Finance Inc.
1.80%      01/02/02 ........       39,050       39,048
TOTAL COMMERCIAL PAPER
   (COST $469,483) .........                   469,483

YANKEE CERTIFICATES OF DEPOSIT -- 32.7%

Abbey National PLC
1.90%      01/25/02 ........        9,000        9,000
2.17%      01/25/02 ........       40,600       40,600
Bank of Montreal
2.27%      01/10/02 ........        2,000        2,000
2.31%      01/10/02 ........       45,340       45,340
Bank of Nova Scotia
1.85%      03/04/02 ........       39,870       39,870
Bayerische Hypotheken Bank
2.00%      01/14/02 ........        4,000        4,000
2.32%      01/14/02 ........       46,120       46,120
Canadian Imperial Bank
   of Commerce
1.87%      02/28/02 ........       47,770       47,770
Deutsche Bank AG
2.25%      01/22/02 ........       46,600       46,600
Dexia Bank
1.80%      03/19/02 ........       36,000       36,000
Societe Generale
   North America Inc.
1.77%      03/25/02 ........       44,920       44,737
Toronto Dominion Bank
1.92%      01/14/02 ........        3,100        3,100

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $365,137) .........                   365,137

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,119,288) .......                 1,119,288

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.2)%                                  (2,584)
                                            ----------
NET ASSETS -- 100%                          $1,116,704
                                            ==========

----------------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this Fund).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION

                                                                     (UNAUDITED)

INVESTMENT AT $100 PER MONTH

The first table illustrates the cumulative value at each year of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 1999, in GE Common Stock ("Stock"), GE S&S Program Mutual Fund ("Program Mutual Fund"), GE S&S Long Term Interest Fund ("LT Interest Fund"), GE S&S Short Term Interest Fund ("ST Interest Fund"), GE S&S Money Market Fund ("Money Market Fund"), U.S. Savings Bonds ("Bonds") and GE Institutional International Equity Fund ("International Equity Fund").

                                             VALUE OF INVESTMENT OF $100 PER MONTH (A)
                                               Investment Beginning January 1, 1999

                                             STOCK                  PROGRAM MUTUAL FUND           LT INTEREST FUND
                                  -------------------------    -------------------------     -------------------------
                    CUMULATIVE                 MARKET VALUE                        VALUE                         VALUE
                        AMOUNT                    INCLUDING                    INCLUDING                     INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH    REINVESTED      DIVIDENDS     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA DIVIDENDS (C)        (D) (E)  DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
------------------------------------------------------------------------------------------------------------------------------------

1999 .............      $1,200          $  6         $1,629        $   249        $1,313          $  43         $1,205
2000 .............       2,400            25          2,654            467         2,518            182          2,624
2001 .............       3,600            67          3,386            564         3,484            397          4,079


                                       ST INTEREST FUND              MONEY MARKET FUND
                                  -------------------------    -------------------------
                    CUMULATIVE                        VALUE                        VALUE
                        AMOUNT                    INCLUDING                    INCLUDING
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED
ENDED                  IN EACH    REINVESTED       INTEREST     REINVESTED      INTEREST
DEC. 31                  MEDIA      INTEREST        (D) (F)       INTEREST       (D) (F)
----------------------------------------------------------------------------------------

1999 .............      $1,200         $  38         $1,225          $  35        $1,235
2000 .............       2,400           163          2,584            160         2,560
2001 .............       3,600           362          4,056            294         3,894


                                            BONDS             INTERNATIONAL EQUITY FUND
                                  -------------------------   -------------------------
                    CUMULATIVE                   REDEMPTION                        VALUE
                        AMOUNT                        VALUE                    INCLUDING
AT YEAR              INVESTED     CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED
ENDED                  IN EACH       ACCRUED        ACCRUED     REINVESTED DISTRIBUTIONS
DEC. 31                  MEDIA      INTEREST   INTEREST (B)  DISTRIBUTIONS   (D) (F) (G)
----------------------------------------------------------------------------------------

1999 .............      $1,200         $  30         $1,230          $  44        $1,497
2000 .............       2,400           134          2,534            325         2,709
2001 .............       3,600           284          3,884            366         3,321

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

NOTES:
(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments. Past performance is no guarantee of future results.
(b) The redemption value assumes the bonds are held longer than five years and does not include the 3-month interest penalty that would be applied if the bonds were redeemed before five years.
(c) Cumulative reinvested dividends assumes that dividends on GE Common Stock were not paid out to participant under the S&S dividend Payout Option.
(d) Cumulative values include the year-end market value of Stock and the share price of Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund and International Equity Fund purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions per unit were paid as follows:

                                PROGRAM            LT          INTERNATIONAL
                                MUTUAL          INTEREST          EQUITY
                                 FUND             FUND             FUND
--------------------------------------------------------------------------------

                  1999 ......   $13.34            $0.03            $0.41
                  2000 ......     4.28               --             1.46
                  2001 ......     0.77               --               --

(e) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.
(f) The value of ST Interest Fund, Money Market Fund, Program Mutual Fund, LT Interest Fund and International Equity Fund shares are based on the Share Price as of year-end. Share Price, which is equal to the net asset value per share, is determined in accordance with Section III of Rules of the Funds, which is contained in the GE S&S Program Plan Document.
(g) The International Equity Fund became available as an investment option for the Program on June 30, 1999. Performance information for periods prior to that date is provided only for comparative purposes.

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

$1,000 INVESTMENT

This table illustrates the value at year-end of an assumed investment of $1,000 made on January 1, 1999 in Stock, Program Mutual Fund, LT Interest Fund, ST Interest Fund, Money Market Fund, Bonds and International Equity Fund.


                          VALUE OF INVESTMENT OF $1,000
                       Investment Made on January 1, 1999

                                             STOCK                PROGRAM MUTUAL FUND           LT INTEREST FUND
                                  -------------------------    -------------------------     -------------------------
                                                     MARKET                        VALUE                         VALUE
                                                      VALUE                    INCLUDING                     INCLUDING
AT YEAR                           CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                             REINVESTED     REINVESTED     REINVESTED DISTRIBUTIONS     REINVESTED  DISTRIBUTIONS
DEC. 31                        DIVIDENDS (C) DIVIDENDS(D)(E) DISTRIBUTIONS       (D) (F)  DISTRIBUTIONS        (D) (F)
------------------------------------------------------------------------------------------------------------------------------------

1999 .....................               $10         $1,531           $245        $1,197          $  65        $   991
2000 .....................                27          1,438            353         1,198            138          1,101
2001 .....................                46          1,220            385         1,094            211          1,191

                                       ST INTEREST FUND            MONEY MARKET FUND
                                  -------------------------    -------------------------
                                                      VALUE                        VALUE
                                                  INCLUDING                    INCLUDING
AT YEAR                           CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED
ENDED                             REINVESTED       INTEREST     REINVESTED      INTEREST
DEC. 31                             INTEREST        (D) (F)       INTEREST       (D) (F)
------------------------------------------------------------------------------------------------------------------------------------

1999 .....................             $  58         $1,038          $  53        $1,053
2000 .....................               127          1,123            122         1,122
2001 .....................               197          1,221            171         1,171

                                             BONDS             INTERNATIONAL EQUITY FUND
                                  -------------------------    -------------------------
                                                 REDEMPTION                        VALUE
                                                      VALUE                    INCLUDING
AT YEAR                           CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED
ENDED                                ACCRUED        ACCRUED     REINVESTED DISTRIBUTIONS
DEC. 31                             INTEREST   INTEREST (B)  DISTRIBUTIONS   (D) (F) (G)
------------------------------------------------------------------------------------------------------------------------------------

1999 .....................             $  46         $1,046          $  42        $1,319
2000 .....................               103          1,103            183         1,168
2001 .....................               156          1,156            195           946
------------------------------------------------------------------------------------------------------------------------------------

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
                                                                     (UNAUDITED)

  Program Mutual Fund, LT Interest Fund and International Equity Fund Operating
            Expenses (as a percentage of average net assets) for the
                         year-ended December 31, 2000:

                                   PROGRAM            LT          INTERNATIONAL
                                   MUTUAL          INTEREST          EQUITY
                                    FUND             FUND             FUND
--------------------------------------------------------------------------------
Management Expenses                  0.10%            0.09%            0.75%*
Other Expenses                       0.06%            0.08%             None**
                                   -------          -------          -------
Total Fund Operating Expenses        0.16%            0.17%            0.75%
                                   =======          =======          =======

   The following expenses would be paid on a $1,000 investment utilizing the expense ratio's shown above and assuming a 5% annual return:

                                  1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------
Program Mutual Fund ............      $2              $  5             $  9            $20
LT Interest Fund ...............       2                 5               10             22
International Equity Fund ......       8                24               42             93

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

SEE PAGE 37 FOR EXPLANATION OF NOTES (B), (C), (D), (E) AND (F) AND (G).

 *THE ADVISORY AND ADMINISTRATION FEE SHOWN IS THE MAXIMUM PAYABLE BY THE GE
  INSTITUTIONAL INTERNATIONAL EQUITY FUND; THIS FEE DECLINES INCREMENTALLY AS THE GE INSTITUTIONAL INTERNATIONALEQUITY FUND'S ASSETS INCREASE. THE FUND'S ADVISORY AND ADMINISTRATION FEE IS INTENDED TO BE AN "UNITARY" FEE THAT INCLUDES ANY OTHER OPERATING EXPENSES PAYABLE BY THE FUND, EXCEPT FOR FEES PAID TO THE FUND'S INDEPENDENT TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUND (SUCH AS EXTRAORDINARY EXPENSES, INTEREST AND TAXES).

**"OTHER EXPENSES" INCLUDE ONLY TRUSTEES' FEES PAYABLE TO THE FUND'S INDEPENDENT
  TRUSTEES, BROKERAGE FEES, AND EXPENSES THAT ARE NOT NORMAL OPERATING EXPENSES OF THE FUND. THIS AMOUNT IS LESS THAN .01%; THEREFORE "OTHER EXPENSES" ARE REFLECTED AS "NONE."

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


                             GE SAVINGS AND SECURITY
                          PROGRAM DISCLOSURE STATEMENT

   IN THE GE SAVINGS AND SECURITY PROGRAM (THE "PROGRAM"), YOU -- NOT GENERAL ELECTRIC COMPANY ("GE"), THE TRUSTEES OF THE PROGRAM (THE "TRUSTEES") OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS GOALS. AS A RESULT, NEITHER GE NOR THE FIDUCIARIES OF THE PROGRAM WILL BE LIABLE FOR LOSSES OR OTHER INVESTMENT EXPERIENCE OCCURRING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CHOICES.

   THE PROGRAM IS DESIGNED TO COMPLY WITH SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT ("ERISA"), WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES OF FIDUCIARIES. UNDER SECTION 404(C) OF ERISA, THE FIDUCIARIES OF THE PROGRAM WILL BE RELIEVED OF LIABILITY FOR ANY LOSSES OR OTHER INVESTMENT EXPERIENCE WHICH ARE THE DIRECT AND NECESSARY RESULT OF YOUR INVESTMENT INSTRUCTIONS. THIS DOCUMENT CONSTITUTES PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF ERISA AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN ADDITIONAL INFORMATION AVAILABLE TO PARTICIPANTS OF THE PROGRAM, PLEASE REFER TO "ADDITIONAL INFORMATION" LATER IN THIS DISCLOSURE STATEMENT.

   The Program provides employees of GE and its participating affiliates an opportunity for convenient, regular and substantial personal savings. For more information about the Program, including how you can enroll, how much you can save, how you can switch your savings between investment options, and any restrictions on investments, please refer to the GE Benefits Handbook (including updates) or, if you are no longer on the active payroll, the Saving for the Future booklet (including updates). A copy of these documents is available by calling 1-800-432-4313. A copy of the GE Benefits Handbook (including updates) is also available at benefits.ge.com.

This Disclosure Statement provides information about the investment options (other than the GE Institutional International Equity Fund) available to participants of the Program to assist them in making informed investment decisions. Information about the GE Institutional International Equity Fund is available to participants in a separate prospectus, a copy of which may be obtained at benefits.ge.com or by calling 1-800-432-4313.

Participants may choose among one or more of the following investment options:

A. Common Stock of General Electric Company;

B. GE S&S Program Mutual Fund;

C. GE S&S Long Term Interest Fund;

D. GE S&S Short Term Interest Fund;

E. GE S&S Money Market Fund;

F. United States Savings Bonds (after-tax contributions only); and

G. GE Institutional International Equity Fund
   (which is described in a separate prospectus).

I. DESCRIPTION OF INVESTMENT OPTIONS

A. COMMON STOCK OF GENERAL ELECTRIC COMPANY ("GE COMMON STOCK")1

ASSET CLASS

Stocks

INVESTOR PROFILE

Participants who can tolerate a significant degree of price fluctuation and possible loss of capital.
This investment option may be most useful for those participants who have intermediate- to long-term investment goals.


-----------------------
1 RESALE OF SHARES OF GE COMMON STOCK ACQUIRED PURSUANT TO THE PROGRAM:
Executive officers of GE may reoffer or resell the GE Common Stock acquired pursuant to the Program only in connection with a separate registration statement which has been declared effective under Federal securities laws or pursuant to an available exemption under those laws, including an exemption provided by Rule 144. Executive officers of GE who acquire GE Common Stock pursuant to the Program should consult the Corporate Counsel to determine whether their position within GE requires them to comply with the resale restrictions described above.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

INVESTMENT OVERVIEW

This investment option provides participants with the opportunity to invest in shares of GE Common Stock and share in GE's long-term growth and dividend payouts.

PRINCIPAL RISKS

The principal risk of investing in GE Common Stock is STOCK MARKET RISK. An investment in the stock of any company, including GE, may be subject to greater market volatility than an investment alternative that holds a diversified portfolio of securities. The value of your investment may be worth more or less than your original investment. In addition, GE's Board of Directors may increase or decrease the rate of dividends paid on GE Common Stock at any time.

VOTING RIGHTS

Holders of GE Common Stock through the Program have the same voting rights as all other GE share owners. They will receive proxy statements, annual reports and other share owner information that is sent to all share owners. Participants who have mailboxes on GE's e-mail system may, however, receive instructions for accessing the proxy statement and annual report on GE's website, instead of receiving these documents in hard copy, unless they specifically request hard copies. There are no restrictions on the exercise of voting, tender or similar rights in connection with a participant's investment in GE Common Stock.

The policy of the Trustees is to keep information relating to GE Common Stock transactions and voting confidential. The Trustees are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information. The Trustees may be contacted c/o GE Asset Management, 3003 Summer Street, Stamford, CT 06904 Attn: S&SP Trustees or by phone at (203) 326-2300.

For the definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.


B. GE S&S PROGRAM MUTUAL FUND ("PROGRAM MUTUAL FUND")
   ASSET CLASS

Stocks

INVESTOR PROFILE
Participants who can tolerate a significant degree of price fluctuation and possible loss of capital. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate- to long-term investment goals.

INVESTMENT OBJECTIVE

The Program Mutual Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

The Program Mutual Fund invests primarily in a diversified portfolio of EQUITY SECURITIES of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combines GROWTH and VALUE investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500(R) Composite Stock Index, including capital appreciation and income potential. Stock selection is key to the performance of the Program Mutual Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

   o attractive valuations

   o financial strength

   o high quality management focused on generating shareholder value

The Program Mutual Fund also may invest to a lesser extent in FOREIGN SECURITIES and DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Program Mutual Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risk of investing in the Program Mutual Fund is STOCK MARKET RISK and STYLE RISK (MID-CAP COMPANY RISK). To the extent that the portfolio managers invest in FOREIGN SECURITIES or

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


DEBT SECURITIES, the Program Mutual Fund also would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK and CREDIT RISK.

If you would like additional information regarding the Program Mutual Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

C. GE S&S LONG TERM INTEREST FUND
   ("LT INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE

Participants who seek a high level of current income and are willing to tolerate a moderate degree of price fluctuation in comparison to investments in equity securities. This investment option may also be most useful for participants who want to diversify their portfolios and who have intermediate investment goals.

INVESTMENT OBJECTIVE

The LT Interest Fund seeks a high interest rate of return over a long-term period consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The LT Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, CORPORATE BONDS, and MONEY MARKET INSTRUMENTS. The LT Interest Fund normally has A WEIGHTED AVERAGE MATURITY of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify debt securities with characteristics such as:

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit quality

The LT Interest Fund also may invest to a lesser extent in ASSET-BACKED SECURITIES, HIGH YIELD SECURITIES and FOREIGN DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the LT Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risks of investing in the LT Interest Fund are INTEREST RATE RISK, CREDIT RISK, and PREPAYMENT RISK. To the extent that the portfolio managers invest in ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES and HIGH YIELD SECURITIES, the LT Interest Fund also would be subject to ASSET-BACKED SECURITIES RISK, FOREIGN EXPOSURE RISK and HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the LT Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

D. GE S&S SHORT TERM INTEREST FUND
   ("ST INTEREST FUND")

ASSET CLASS

Bonds

INVESTOR PROFILE

Conservative participants who seek a market-related level of current income and are willing to tolerate some degree of price fluctuation. This investment option may be the most useful for participants who want to diversify their portfolios and who have intermediate- to near-term investment goals.

INVESTMENT OBJECTIVE

The ST Interest Fund seeks to preserve principal and achieve a market-related interest rate of return.

PRINCIPAL INVESTMENT STRATEGIES

The ST Interest Fund invests primarily in a diversified portfolio of INVESTMENT GRADE DEBT SECURITIES, such as U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, CORPORATE BONDS and MONEY MARKET INSTRUMENTS. The ST Interest Fund normally has a WEIGHTED AVERAGE MATURITY of not more than three years.

The portfolio managers seek to identify debt securities with characteristics such as:

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

   o attractive yields and prices

   o the potential for capital appreciation

   o reasonable credit quality

The ST Interest Fund may invest to a lesser extent in HIGH YIELD SECURITIES and FOREIGN DEBT SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the ST Interest Fund's investment exposure, but there is no guarantee that these techniques will work.

PRINCIPAL RISKS

The principal risks of investing in the ST Interest Fund are INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent that the portfolio managers invest in HIGH YIELD SECURITIES or FOREIGN DEBT SECURITIES, the ST Interest Fund also would be subject to HIGH YIELD SECURITIES RISK and FOREIGN EXPOSURE RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

If you would like additional information regarding the ST Interest Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

E. GE S&S MONEY MARKET FUND
   ("MONEY MARKET FUND")

ASSET CLASS

Cash Equivalent

INVESTOR PROFILE

Conservative, income-oriented participants who seek a market-related level of current income. This investment option may be most useful for participants who want to diversify their portfolios and who have near-term investment goals.

INVESTMENT OBJECTIVE

The Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Money Market Fund invests primarily in short-term, U.S. dollar-denominated MONEY MARKET INSTRUMENTS and other DEBT SECURITIES that mature in one year or less. The Money Market Fund's investments may include U.S. GOVERNMENT SECURITIES, CORPORATE BONDS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, VARIABLE RATE SECURITIES, ASSET-BACKED SECURITIES, FOREIGN DEBT SECURITIES, EURODOLLAR DEPOSITS and domestic and foreign BANK DEPOSITS.

PRINCIPAL RISKS

The principal risks of investing in the Money Market Fund are INTEREST RATE RISK, CREDIT RISK, ASSET-BACKED SECURITIES RISK and FOREIGN EXPOSURE RISK.

An investment in the Money Market Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is possible to lose money by investing in the Money Market Fund. The Money Market Fund's yield will change due to movements in current short-term interest rates and market conditions. No assurance can be given that the Fund will be able to maintain a stable value.

If you would like additional information regarding the Money Market Fund's strategies and risks, including a definition of terms in BOLD TYPE, please refer to "More Information on Strategies and Risks" later in this Disclosure Statement.

F. UNITED STATES SAVINGS BONDS ("BONDS")

ASSET CLASS

Cash Equivalent -- although technically a bond, the liquidity and stability of EE Savings Bonds mean that they are generally viewed as a cash equivalent.

INVESTOR PROFILE

Conservative, safety oriented participants who seek a very high level of principal protection.

INVESTMENT OVERVIEW

The Bonds available under this option are Series "EE" Savings Bonds issued by the U.S. Treasury. The Bonds mature 30 years after their issue date. They earn interest based on market yields for Treasury Securities. Each May 1 and November 1, the U.S. Government sets the rates for the Bonds that apply

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

for the next six months. Principal and accrued interest are paid when the bond is redeemed or on its maturity date. A three-month interest penalty will apply to Bonds redeemed before five years from the date of purchase.

Only after-tax employee contributions can be used to purchase Bonds through the Program.

PRINCIPAL RISKS

Interest rates applied to the Bonds are based upon interest rates of certain Treasury securities. In general, when interest rates on Treasury securities fall, the rate of return on the Bonds will follow. The principal of your investment in the Bonds is backed by the full faith and credit of the U.S. Government.

II. MORE INFORMATION ON
    STRATEGIES AND RISKS

A. IMPORTANT DEFINITIONS

   This section defines important terms that may be unfamiliar to an investor reading about the investment alternatives. The Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund are referred to in this Disclosure Statement individually as a "Fund" and collectively as the "Funds".

   ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

   BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

   CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

   CERTIFICATES OF DEPOSIT include short-term DEBT SECURITIES issued by banks.

   COMMERCIAL PAPER includes short-term DEBT SECURITIES issued by banks, corporations and other borrowers.

   CONVERTIBLE SECURITIES may be DEBT or EQUITY SECURITIES that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

   CORPORATE BONDS are DEBT SECURITIES issued by companies.

   DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (E.G., the World Bank).

   DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some DEBT SECURITIES, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

   DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

   DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only DEBT SECURITIES, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations
(CMOs), and STRUCTURED AND INDEXED SECURITIES.

   DURATION represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

   EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

    EURODOLLAR DEPOSITS are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

   FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

   FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:

o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S;

o Securities denominated in currencies other than U.S. dollars.


    FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

   FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

   FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

   GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are MORTGAGE-BACKED SECURITIES that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates.

   GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

   HIGH YIELD SECURITIES are debt securities of corporations, preferred stock and convertible bonds and convertible preferred stock rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

   INVESTMENT GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

   MATURITY represents the date on which a DEBT SECURITY matures or when the issuer must pay back the principal amount of the security.

   MONEY MARKET INSTRUMENTS are short-term debt securities of the U.S. government, banks and corporations. The Funds that may invest in MONEY MARKET INSTRUMENTS may do so directly or indirectly through investments in the GEI Short-Term Investment Fund. The GEI Short-Term Investment Fund is advised by GE Asset Management Incorporated ("GEAM"), which charges no advisory fee for such services.

    MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.

   MORTGAGE DOLLAR ROLLS are transactions involving the sale of a MORTGAGE-BACKED SECURITY with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

   PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

   PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (I.E., a "call") or sell (I.E., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

   REPURCHASE AGREEMENTS, also known as repos, are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time - usually the next day.

   RESTRICTED SECURITIES (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain RESTRICTED SECURITIES may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

   REVERSE REPURCHASE AGREEMENTS, also known as reverse repos, involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

   RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

   RULE 144A SECURITIES are RESTRICTED SECURITIES that may be sold to certain institutional purchasers under Rule 144A.

   STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators.

    U.S. GOVERNMENT SECURITIES are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. GOVERNMENT SECURITIES are backed by the full faith and credit of the federal government. Other U.S. GOVERNMENT SECURITIES are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. GOVERNMENT SECURITIES are considered highly creditworthy.

   VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

   VARIABLE RATE SECURITIES which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

   VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, it would be subject to DERIVATIVE SECURITIES RISK.

   WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

   WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, I.E., beyond normal settlement date.

   ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

B. MORE INFORMATION ON INVESTMENT STRATEGIES

   In addition to the principal investment objectives and methods described earlier in this Disclosure Statement, each of the Program Mutual Fund, LT Interest Fund, ST Interest Fund and Money Market Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies expose the Funds to other risks and considerations.

   HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment,
(ii) for cash management purposes, and (iii) to meet operating expenses, if any. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH and CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies.

   To the extent that a Fund, other than the Money Market Fund, holds CASH or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

   CASH MANAGEMENT OF THE LT INTEREST AND ST INTEREST FUNDS: The LT Interest Fund and the ST Interest Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund (the "Investment Fund") described below, in the following types of MONEY MARKET INSTRUMENTS (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of U.S. banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) REPURCHASE AGREEMENTS. The Investment Fund was created specifically to serve as a vehicle for the collective investment of cash balances of the ST Interest Fund and the LT Interest Fund and other accounts

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

advised by GE Asset Management ("GEAM"). By using the Investment Fund, each Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

   The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

   Although, during normal market conditions, the uninvested cash balances of the ST Interest Fund and the LT Interest Fund are generally expected to be relatively small, the ST Interest Fund may invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

   The following table summarizes some of the investment techniques that may be employed by a Fund. Certain techniques may be changed at the discretion of GEAM.


                                                       PROGRAM            LT                 ST              MONEY
                                                     MUTUAL FUND       INTEREST FUND    INTEREST FUND      MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                                               YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                   YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                           NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Restricted & Illiquid Securities                        YES              YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Structured and Indexed Securities                       NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Options               NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Purchasing and Writing Securities Index Options         NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Futures and Options on Futures                          NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Forward Currency Transactions                           NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies                           NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 When Issued and Delayed Delivery Securities             YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities                            YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Rule 144A Securities                                    YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Debt Obligations of Supranational Agencies              YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Depositary Receipts                                     YES              YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Floating and Variable Rate Instruments                  NO*              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Zero Coupon Obligations                                 YES              YES               YES               YES
------------------------------------------------------------------------------------------------------------------------------------
 Mortgage-Related Securities, including CMOs             NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Government Stripped Mortgage Related Securities         NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Asset Backed Securities and Receivable Backed
   Securities                                            NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                   NO               YES               YES               NO
------------------------------------------------------------------------------------------------------------------------------------


* Excludes commercial paper and notes with variable and floating rates of interest.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


C. MORE INFORMATION ON RISKS

   This section defines important risk terms that are used in this Disclosure Statement. In addition, be aware that an investment in any one or more investment options under the Program should not be considered to be a complete investment program.

ASSET-BACKED SECURITIES RISK:

   Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because ASSET-BACKED SECURITIES often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities.

CREDIT RISK:

   The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some INVESTMENT GRADE DEBT SECURITIES may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK:

   A Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values may involve DERIVATIVE SECURITIES and contracts. DERIVATIVE SECURITIES and contracts (securities and contracts whose values are based on other securities, currencies or indices) include option contracts (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, currency and interest rate swap contracts and structured securities.

   DERIVATIVE SECURITIES and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised. A Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.

FOREIGN EXPOSURE RISK:

   Investing in foreign securities, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

    CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including DEPOSITARY RECEIPTS, also are subject to currency risk based on their related investments.

   POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.

    REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK:
   Below investment grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment.

   Below investment grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK:

   Companies with non-publicly traded securities are not subject to disclosure and other investor protection requirements and may be less liquid than publicly traded securities. Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INTEREST RATE RISK:

   Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

PREPAYMENT RISK:

   Prices and yields of MORTGAGE-BACKED SECURITIES assume the securities will be redeemed at a given time. When interest rates decline, MORTGAGE-BACKED SECURITIES experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid MORTGAGE-BACKED SECURITIES at lower rates, which results in a lower return for the Fund. When interest rates increase, MORTGAGE-BACKED SECURITIES experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK:

   A Fund entering into a REPURCHASE AGREEMENT may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A REVERSE REPURCHASE AGREEMENT involves the risk that the market

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK:

   RESTRICTED SECURITIES (including RULE 144A SECURITIES) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling RESTRICTED SECURITIES in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK:

   Stock market risk is the risk that the value of EQUITY SECURITIES may decline. Stock prices, including the price of GE Common Stock, change daily in response to company activity and general economic and market conditions. Stock prices may decline in value, even during periods when EQUITY SECURITIES in general are rising, or may not perform as well as the market in general. Additional stock market risks may be introduced when a particular EQUITY SECURITY is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.

STYLE RISK:

   Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

   GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.

   MID-CAP COMPANY RISK: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

   VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

D. OTHER RISK CONSIDERATIONS

EURO CONVERSION RISK:

   The introduction of the EURO, a new common currency in Europe, may result in uncertainties for European companies and markets. Individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion. Market disruptions may occur that could adversely affect the value of Europen securities and currencies.

E. INVESTMENT RESTRICTIONS

1. PROGRAM MUTUAL FUND

   Investments by the Program Mutual Fund are subject to the following restrictions:

   a. Moneys in the Program Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

   b. Moneys in the Program Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and DEBT SECURITIES of a type publicly distributed or customarily purchased by institutional investors.

                                             GE S&S PROGRAM DISCLOSURE STATEMENT


   c. The Program Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Program Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer, (b) more than 5% of the value of the total assets in the Program Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Program Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Program Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

   d. The Program Mutual Fund will not invest in securities of GE or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

   e. The Program Mutual Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment manager or any officer or director of either. This investment restriction is not intended to prohibit the Program Mutual Fund from engaging in such transactions with other investment companies or accounts managed by the investment manager or the investment manager's affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

   f. The Program Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

   g. The Program Mutual Fund will not invest in puts, calls or similar options.

   h. The Program Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Program Mutual Fund. The Program Mutual Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the Program Mutual Fund will not mortgage or pledge any of its assets.

2. THE LT INTEREST FUND, THE ST INTEREST FUND AND THE MONEY MARKET FUND

   The LT Interest Fund, the ST Interest Fund and the Money Market Fund will not:

   a. purchase securities on margin or sell short or participate in a joint trading account;

   b. deal in options to buy or sell securities except to the extent permitted by law;

   c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

   d. make cash loans to others except through the purchase of DEBT SECURITIES in accordance with such Funds' investment objectives;

   e. invest directly in real estate (except for investments by the LT Interest
      Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

   f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended ("Securities Act");

   g. purchase securities for the purpose of exercising control or management;

   h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Fund's total assets;

                                             GE S&S PROGRAM DISCLOSURE STATEMENT

   i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of GEAM, or any other affiliate (as defined in the Investment Company Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

   j. unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter.

In addition to the foregoing, the LT Interest Fund will not:

   a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

   b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

   c. invest in the securities of registered investment companies.

III. INVESTMENT ADVISER

   GEAM, located at 3003 Summer Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund. GEAM is a wholly owned subsidiary of GE and is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act").

IV. FEES AND EXPENSES

   Administrative costs of the Program, including participant recordkeeping and transaction processing fees, are generally borne by GE. For GE Common Stock, ST Interest Fund, Money Market Fund and Bonds, all other expenses associated with these alternatives (including any investment management costs, shareholder servicing agent expenses, transfer agent fees, custody and accounting expenses, professional fees, registration fees and applicable taxes) are also generally borne by GE. These other expenses, however, come out of the Program Mutual Fund's and LT Interest Fund's assets and are reflected in each Fund's share price and dividends. For a description of these Funds' expenses, please refer to the Mutual Funds Annual Report, which is contained earlier in this document. Annual operating expense of the GE Institutional International Equity Fund come out of that Fund's assets and are reflected in its share price and dividends. For a description of the fees and expenses of the GE Institutional International Equity Fund, please refer to its current prospectus.

V. ADDITIONAL INFORMATION

   The Trustees are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Mutual Funds Annual Report, which is contained earlier in this document, or the GE Institutional International Equity Fund Annual Report, and includes: (i) a description of the annual operating expenses of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, including the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of financial statements of Program Mutual Fund, LT Interest Fund and GE Institutional International Equity Fund, (iii) a list of the securities comprising the portfolio of each diversified investment alternative within the Program and the value of such securities as of the date of the relevant annual report, and (iv) the investment performance of each investment alternative.

   The Trustees are also responsible for providing certain other information to you upon your request. This information includes: (i) the value of units in each of the Funds or shares of GE Common Stock, and (ii) the total value of units in each of the Funds or shares of GE Common Stock held in a participant's account, which may be obtained by calling 1-800-432-4313.

                                            GE S&S MUTUAL FUNDS' INVESTMENT TEAM


                               INVESTMENT ADVISER

GE Asset Management Incorporated


             PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET
 MANAGEMENT INCORPORATED

Eugene K. Bolton, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME

Geoffrey R. Norman, EXECUTIVE VICE PRESIDENT, MARKETING

Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, PRIVATE EQUITIES AND
 REAL ESTATE

John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER


                               PORTFOLIO MANAGERS

GE S&S PROGRAM MUTUAL FUND                     GE S&S SHORT TERM INTEREST FUND
Team led by Eugene K. Bolton                   Team led by Robert A. MacDougall

GE S&S LONG TERM INTEREST FUND                 GE S&S MONEY MARKET FUND
Team led by Robert A. MacDougall               Team led by Robert A. MacDougall


                              INDEPENDENT AUDITORS
KPMG LLP


                                    CUSTODIAN
State Street Bank & Trust Company


                           SHAREHOLDER SERVICING AGENT

Address all inquiries                            Address all inquiries
 INSIDE the Program to:                           OUTSIDE the Program to:
   GE S&SP Transaction Processing Center            GE Mutual Funds
   P.O. Box 44079                                   P.O. Box 219631
   Jacksonville, FL 32231-4079                      Kansas City, MO 64121-9631

                                                            SHAREHOLDER SERVICES

     DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359

         INSIDE THE SAVINGS & SECURITY PROGRAM

Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:


             GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313


                            OR VISIT BENEFITS.GE.COM


               OUTSIDE THE SAVINGS & SECURITY PROGRAM

      If shares of Program Mutual and LT Interest Funds have been distributed to you from the Program, information on these investments may be obtained by calling:


           GE ASSET MANAGEMENT-- SHAREHOLDER SERVICES: 1-800-242-0134

                       OR VISIT WWW.GEFN.COM/MUTUAL FUNDS

GE S&S FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927


                                 ---------------
                                   PRESORTED
                                  U.S. POSTAGE
                                      PAID
                                   CANTON, MA
                                 PERMIT NO. 313
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